Exhibit 99.2

Statistical Supplement Package

(unaudited)

Fourth Quarter 2008

Ameriprise Financial, Inc.

Statistical Supplement Information

Table of Contents

Page
Ameriprise Financial, Inc.
Highlights	4
Financial Summary	5
Consolidated Income Statements	6
Consolidated, Per Share Summary	8
Advice & Wealth Management Segment
Segment Income Statements	10
Segment Metrics	11
Asset Management Segment
Segment Income Statements	13
Segment Metrics	14
Domestic Asset Management Products	15
International Asset Management Products	16
Annuities Segment
Segment Income Statements	18
Segment Metrics	19
Protection Segment
Segment Income Statements	21
Segment Metrics	22
Corporate & Other Segment
Segment Income Statements	24
Eliminations
Income Statements	25
Balance Sheet and Ratings Information
Consolidated Balance Sheets	27
Capital and Ratings Information	28
Investments	29
Non-GAAP Financial Information	30
Glossary of Selected Terminology
Glossary of Selected Terminology - Segments	31
Glossary of Selected Terminology	32
Exhibit A
Domestic Mutual Fund Performance and Lipper Ranking	35
Exhibit B
Return on Equity	42
Exhibit C
Disclosed Items	44
Exhibit D
Prior Statistical Supplement Reconciliation Tables	49

Statistical Supplement Package

(unaudited)

Fourth Quarter 2008

Consolidated Results

Ameriprise Financial, Inc.

Highlights

Fourth Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions, except earnings per share amounts, headcount and as otherwise noted, unaudited)	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Management Targets
Net revenue growth: Target 6 - 8%	5.9%	(1.6)%	(8.1)%	(22.3)%	(40.3)%	6.6%	(18.5)%	(46.2)%		(25.1)%		(18.0)%
Return on equity: Target 12 - 15% (1)	10.5%	10.9%	11.2%	7.9%	(0.5)%	10.5%	(0.5)%	(11.0)%		(11.0)%		(8.4)%
Earnings per diluted share growth: Target 12 - 15% (1)	56.5%	20.6%	14.8%	(138.6)%	(256.5)%	33.5%	(105.0)%	(313.0)%		(138.5)%		(117.9)%

Margins
Pretax income (loss) margin (1)	15.0%	9.8%	12.0%	(9.9)%	(47.5)%	11.9%	(5.3)%	(62.5)%		(17.2)%		(37.6)%
Net income (loss) margin (1)	11.3%	9.6%	10.6%	(4.3)%	(27.3)%	9.5%	(0.5)%	(38.6)%		(10.1)%		(23.1)%

Earnings Per Share
Basic earnings (loss) per share	$1.10	$0.84	$0.94	$(0.32)	$(1.69)	$3.45	$(0.17)	$(2.79)	#	$(3.62)	#	$(1.37)	#
Earnings (loss) per diluted share	$1.08	$0.82	$0.93	$(0.32)	$(1.69)	$3.39	$(0.17)	$(2.77)	#	$(3.56)	#	$(1.37)	#

Share Information
Total common outstanding	227.7	223.4	218.9	216.6	216.5	227.7	216.5	(11.2)	(5)%	(11.2)	(5)%	(0.1)	(0)%
Nonforfeitable restricted stock units	1.4	2.6	2.0	2.0	1.9	1.4	1.9	0.5	36%	0.5	36%	(0.1)	(5)%
Total potentially dilutive	3.9	2.8	2.7	2.9	2.1	3.9	2.1	(1.8)	(46)%	(1.8)	(46)%	(0.8)	(28)%
Total diluted shares	233.0	228.8	223.6	221.5	220.5	233.0	220.5	(12.5)	(5)%	(12.5)	(5)%	(1.0)	(0)%

Weighted average common shares outstanding
Basic	231.4	228.4	223.2	219.1	218.5	236.2	222.3	(12.9)	(6)%	(13.9)	(6)%	(0.6)	(0)%
Diluted	235.4	231.5	226.0	221.7	220.3	239.9	224.9	(15.1)	(6)%	(15.0)	(6)%	(1.4)	(1)%

Metrics
Equity	$7,810	$7,581	$7,314	$6,717	$6,191	$7,810	$6,191	$(1,619)	(21)%	$(1,619)	(21)%	$(526)	(8)%
Total client assets	293,899	275,958	275,473	253,431	241,363	293,899	241,363	(52,536)	(18)%	(52,536)	(18)%	(12,068)	(5)%
Total financial advisors	11,824	11,609	11,521	11,433	12,486	11,824	12,486	662	6%	662	6%	1,053	9%
Net revenue per financial advisor (in thousands)	$80	$81	$77	$62	$47	$315	$267	$(33)	(41)%	$(48)	(15)%	$(15)	(24)%

Owned, Managed, and Administered Assets (in billions)
Owned	$39.6	$36.8	$36.9	$34.4	$31.7	$39.6	$31.7	$(7.9)	(20)%	$(7.9)	(20)%	$(2.7)	(8)%
Managed
External clients	306.6	285.6	281.3	241.1	209.4	306.6	209.4	(97.2)	(32)%	(97.2)	(32)%	(31.7)	(13)%
Owned	62.6	60.9	59.9	57.2	55.5	62.6	55.5	(7.1)	(11)%	(7.1)	(11)%	(1.7)	(3)%
Total managed	369.2	346.5	341.2	298.3	264.9	369.2	264.9	(104.3)	(28)%	(104.3)	(28)%	(33.4)	(11)%
Administered	71.0	65.8	65.6	60.8	75.5	71.0	75.5	4.5	6%	4.5	6%	14.7	24%
Total OMA assets	$479.8	$449.1	$443.7	$393.5	$372.1	$479.8	$372.1	$(107.7)	(22)%	$(107.7)	(22)%	$(21.4)	(5)%

Dividends paid	$35	$34	$34	$37	$38	$133	$143	$3	9%	$10	8%	$1	3%
Common stock share repurchases	$283	$270	$250	$94	$—	$948	$614	$(283)	#	$(334)	(35)%	$(94)	#

Debt to total capital	20.5%	21.0%	21.6%	23.6%	24.7%	20.5%	24.7%	4.2%		4.2%		1.1%
Debt to total capital excluding non-recourse debt	20.4%	20.9%	21.5%	22.9%	24.0%	20.4%	24.0%	3.6%		3.6%		1.1%
Debt to total capital excluding non-recourse debt and 75% equity credit	16.6%	17.0%	17.4%	18.6%	19.8%	16.6%	19.8%	3.2%		3.2%		1.2%

(1) See non-GAAP Financial Information.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Financial Summary

Fourth Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Net Revenues
Advice & Wealth Management	$947	$936	$891	$712	$582	$3,813	$3,121	$(365)	(39)%	$(692)	(18)%	$(130)	(18)%
Asset Management	492	355	364	305	265	1,762	1,289	(227)	(46)%	(473)	(27)%	(40)	(13)%
Annuities	580	478	494	336	310	2,206	1,618	(270)	(47)%	(588)	(27)%	(26)	(8)%
Protection	524	492	490	554	461	1,985	1,997	(63)	(12)%	12	1%	(93)	(17)%
Corporate & Other	16	9	14	(9)	(15)	24	(1)	(31)	#	(25)	#	(6)	(67)%
Eliminations	(299)	(270)	(274)	(257)	(253)	(1,234)	(1,054)	46	15%	180	15%	4	2%
Total net revenues	2,260	2,000	1,979	1,641	1,350	8,556	6,970	(910)	(40)%	(1,586)	(19)%	(291)	(18)%

Expenses
Advice & Wealth Management	913	872	840	789	769	3,528	3,270	(144)	(16)%	(258)	(7)%	(20)	(3)%
Asset Management	384	337	322	290	263	1,455	1,212	(121)	(32)%	(243)	(17)%	(27)	(9)%
Annuities	452	436	417	370	682	1,783	1,905	230	51%	122	7%	312	84%
Protection	370	390	377	450	428	1,500	1,645	58	16%	145	10%	(22)	(5)%
Corporate & Other	74	40	60	161	102	272	363	28	38%	91	33%	(59)	(37)%
Eliminations	(299)	(270)	(274)	(257)	(253)	(1,234)	(1,054)	46	15%	180	15%	4	2%
Total expenses before separation costs	1,894	1,805	1,742	1,803	1,991	7,304	7,341	97	5%	37	1%	188	10%

Separation Costs
Corporate & Other	28	—	—	—	—	236	—	(28)	#	(236)	#	—	—

Pretax Segment Income (Loss)
Advice & Wealth Management	34	64	51	(77)	(187)	285	(149)	(221)	#	(434)	#	(110)	#
Asset Management	108	18	42	15	2	307	77	(106)	(98)%	(230)	(75)%	(13)	(87)%
Annuities	128	42	77	(34)	(372)	423	(287)	(500)	#	(710)	#	(338)	#
Protection	154	102	113	104	33	485	352	(121)	(79)%	(133)	(27)%	(71)	(68)%
Corporate & Other	(86)	(31)	(46)	(170)	(117)	(484)	(364)	(31)	(36)%	120	25%	53	31%
Eliminations	—	—	—	—	—	—	—	—	—	—	—	—	—
Total pretax segment income (loss)	$338	$195	$237	$(162)	$(641)	$1,016	$(371)	$(979)	#	$(1,387)	#	$(479)	#

Pretax Income Margin
Advice & Wealth Management	3.6%	6.8%	5.7%	(10.8)%	(32.1)%	7.5%	(4.8)%	(35.7)%		(12.2)%		(21.3)%
Asset Management	22.0%	5.1%	11.5%	4.9%	0.8%	17.4%	6.0%	(21.2)%		(11.4)%		(4.1)%
Annuities	22.1%	8.8%	15.6%	(10.1)%	(120.0)%	19.2%	(17.7)%	(142.1)%		(36.9)%		(109.9)%
Protection	29.4%	20.7%	23.1%	18.8%	7.2%	24.4%	17.6%	(22.2)%		(6.8)%		(11.6)%
Ameriprise Financial,Inc.	15.0%	9.8%	12.0%	(9.9)%	(47.5)%	11.9%	(5.3)%	(62.5)%		(17.2)%		(37.6)%

Allocated Equity
Advice & Wealth Management	$930	$928	$962	$989	$879	$930	$879	$(51)	(5)%	$(51)	(5)%	$(110)	(11)%
Asset Management	878	847	817	779	1,184	878	1,184	306	35%	306	35%	405	52%
Annuities	2,100	2,005	1,961	2,228	2,754	2,100	2,754	654	31%	654	31%	526	24%
Protection	2,318	2,358	2,366	2,470	2,339	2,318	2,339	21	1%	21	1%	(131)	(5)%
Corporate & Other	1,751	1,730	1,730	1,224	115	1,751	115	(1,636)	(93)%	(1,636)	(93)%	(1,109)	(91)%
Total allocated equity	$7,977	$7,868	$7,836	$7,690	$7,271	$7,977	$7,271	$(706)	(9)%	$(706)	(9)%	$(419)	(5)%

Pretax Return on Allocated Equity
Advice & Wealth Management	30.0%	31.1%	25.8%	7.6%	(15.9)%	30.0%	(15.9)%	(45.9)%		(45.9)%		(23.5)%
Asset Management	35.4%	32.3%	28.1%	21.9%	8.5%	35.4%	8.5%	(26.9)%		(26.9)%		(13.4)%
Annuities	19.1%	16.3%	16.3%	10.2%	(13.0)%	19.1%	(13.0)%	(32.1)%		(32.1)%		(23.2)%
Protection	21.8%	20.7%	20.1%	20.0%	14.9%	21.8%	14.9%	(6.9)%		(6.9)%		(5.1)%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Income Statements

Fourth Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$930	$791	$780	$721	$607	$3,238	$2,899	$(323)	(35)%	$(339)	(10)%	$(114)	(16)%
Distribution fees	415	433	422	376	334	1,762	1,565	(81)	(20)%	(197)	(11)%	(42)	(11)%
Net investment income	475	401	393	62	(28)	2,018	828	(503)	#	(1,190)	(59)%	(90)	#
Premiums	271	265	268	276	282	1,063	1,091	11	4%	28	3%	6	2%
Other revenues	228	157	158	249	202	724	766	(26)	(11)%	42	6%	(47)	(19)%
Total revenues	2,319	2,047	2,021	1,684	1,397	8,805	7,149	(922)	(40)%	(1,656)	(19)%	(287)	(17)%
Banking and deposit interest expense	59	47	42	43	47	249	179	(12)	(20)%	(70)	(28)%	4	9%
Total net revenues	2,260	2,000	1,979	1,641	1,350	8,556	6,970	(910)	(40)%	(1,586)	(19)%	(291)	(18)%

Expenses
Distribution expenses	527	541	517	473	417	2,057	1,948	(110)	(21)%	(109)	(5)%	(56)	(12)%
Interest credited to fixed accounts	202	195	192	200	203	847	790	1	0%	(57)	(7)%	3	2%
Benefits, claims, losses and settlement expenses	276	304	294	196	331	1,179	1,125	55	20%	(54)	(5)%	135	69%
Amortization of deferred acquisition costs	164	154	144	240	395	551	933	231	#	382	69%	155	65%
Interest and debt expense	27	26	28	27	28	112	109	1	4%	(3)	(3)%	1	4%
Separation costs	28	—	—	—	—	236	—	(28)	#	(236)	#	—	—
General and administrative expense	698	585	567	667	617	2,558	2,436	(81)	(12)%	(122)	(5)%	(50)	(7)%
Total expenses	1,922	1,805	1,742	1,803	1,991	7,540	7,341	69	4%	(199)	(3)%	188	10%

Pretax income (loss)	338	195	237	(162)	(641)	1,016	(371)	(979)	#	(1,387)	#	(479)	#
Income tax provision (benefit)	83	4	27	(92)	(272)	202	(333)	(355)	#	(535)	#	(180)	#
Net income (loss)	$255	$191	$210	$(70)	$(369)	$814	$(38)	$(624)	#	$(852)	#	$(299)	#

Income Statement Metrics
Pretax income (loss) margin (1)	15.0%	9.8%	12.0%	(9.9)%	(47.5)%	11.9%	(5.3)%	(62.5)%		(17.2)%		(37.6)%
Net income (loss) margin (1)	11.3%	9.6%	10.6%	(4.3)%	(27.3)%	9.5%	(0.5)%	(38.6)%		(10.1)%		(23.1)%

(1) See non-GAAP Financial Information.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Income Statements

Fourth Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Net Investment Income
Investment income on fixed maturities	$441	$418	$401	$398	$389	$1,830	$1,606	$(52)	(12)%	$(224)	(12)%	$(9)	(2)%
Realized gains (losses)	18	(24)	(27)	(317)	(409)	44	(777)	(427)	#	(821)	#	(92)	(29)%
Other (including seed money)	16	7	19	(19)	(8)	144	(1)	(24)	#	(145)	#	11	58%
Total net investment income	$475	$401	$393	$62	$(28)	$2,018	$828	$(503)	#	$(1,190)	(59)%	$(90)	#

Other Information
Net revenue growth: Target 6 - 8%	5.9%	(1.6)%	(8.1)%	(22.3)%	(40.3)%	6.6%	(18.5)%	(46.2)%		(25.1)%		(18.0)%
Return on equity	10.5%	10.9%	11.2%	7.9%	(0.5)%	10.5%	(0.5)%	(11.0)%		(11.0)%		(8.4)%
Earnings per diluted share growth: Target 12 - 15% (1)	56.5%	20.6%	14.8%	(138.6)%	(256.5)%	33.5%	(105.0)%	(313.0)%		(138.5)%		(117.9)%
Goodwill and intangible assets	$863	$857	$853	$783	$1,391	$863	$1,391	$528	61%	$528	61%	$608	78%
Dividends paid	35	34	34	37	38	133	143	3	9%	10	8%	1	3%
Common stock share repurchases	$283	$270	$250	$94	$—	$948	$614	$(283)	#	$(334)	(35)%	$(94)	#

Owned, Managed and Administered Assets (in billions)
Owned	$39.6	$36.8	$36.9	$34.4	$31.7	$39.6	$31.7	$(7.9)	(20)%	$(7.9)	(20)%	$(2.7)	(8)%
Managed
External clients	306.6	285.6	281.3	241.1	209.4	306.6	209.4	(97.2)	(32)%	(97.2)	(32)%	(31.7)	(13)%
Owned	62.6	60.9	59.9	57.2	55.5	62.6	55.5	(7.1)	(11)%	(7.1)	(11)%	(1.7)	(3)%
Total managed	369.2	346.5	341.2	298.3	264.9	369.2	264.9	(104.3)	(28)%	(104.3)	(28)%	(33.4)	(11)%
Administered	71.0	65.8	65.6	60.8	75.5	71.0	75.5	4.5	6%	4.5	6%	14.7	24%
Total OMA assets	$479.8	$449.1	$443.7	$393.5	$372.1	$479.8	$372.1	$(107.7)	(22)%	$(107.7)	(22)%	$(21.4)	(5)%

(1) See non-GAAP Financial Information.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated, Common Share and Per Share Summary

Fourth Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions, except earnings per share amounts)	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Earnings Per Share
Basic earnings (loss) per share	$1.10	$0.84	$0.94	$(0.32)	$(1.69)	$3.45	$(0.17)	$(2.79)	#	$(3.62)	#	$(1.37)	#

Earnings (loss) per diluted share (2)	$1.08	$0.82	$0.93	$(0.32)	$(1.69)	$3.39	$(0.17)	$(2.77)	#	$(3.56)	#	$(1.37)	#

Basic Shares
Common shares
Beginning balance	232.4	227.7	223.4	218.9	216.6	241.4	227.7	(15.8)	(7)%	(13.7)	(6)%	(2.3)	(1)%
Repurchases	(4.8)	(5.2)	(5.2)	(2.3)	—	(15.9)	(12.7)	4.8	#	3.2	20%	2.3	#
Issuances	0.2	1.3	0.8	0.1	0.1	3.0	2.3	(0.1)	(50)%	(0.7)	(23)%	(0.0)	—
Other	(0.1)	(0.4)	(0.1)	(0.1)	(0.2)	(0.8)	(0.8)	(0.1)	#	—	—	(0.1)	(100)%
Total common outstanding	227.7	223.4	218.9	216.6	216.5	227.7	216.5	(11.2)	(5)%	(11.2)	(5)%	(0.1)	—

Total common outstanding	227.7	223.4	218.9	216.6	216.5	227.7	216.5	(11.2)	(5)%	(11.2)	(5)%	(0.1)	—
Nonforfeitable restricted stock units	1.4	2.6	2.0	2.0	1.9	1.4	1.9	0.5	36%	0.5	36%	(0.1)	(5)%
Total basic common shares	229.1	226.0	220.9	218.6	218.4	229.1	218.4	(10.7)	(5)%	(10.7)	(5)%	(0.2)	—
Total potentially dilutive	3.9	2.8	2.7	2.9	2.1	3.9	2.1	(1.8)	(46)%	(1.8)	(46)%	(0.8)	(28)%
Total diluted shares	233.0	228.8	223.6	221.5	220.5	233.0	220.5	(12.5)	(5)%	(12.5)	(5)%	(1.0)	—

Weighted average common shares outstanding:
Basic	231.4	228.4	223.2	219.1	218.5	236.2	222.3	(12.9)	(6)%	(13.9)	(6)%	(0.6)	—
Diluted	235.4	231.5	226.0	221.7	220.3	239.9	224.9	(15.1)	(6)%	(15.0)	(6)%	(1.4)	(1)%

Book Value
Equity - end of period	$7,810	$7,581	$7,314	$6,717	$6,191	$7,810	$6,191	$(1,619)	(21)%	$(1,619)	(21)%	$(526)	(8)%
Average equity - 5 point	7,765	7,696	7,613	7,436	7,123	7,765	7,123	(642)	(8)%	(642)	(8)%	(313)	(4)%
Book Value per Share	$34.09	$33.54	$33.11	$30.73	$28.35	$34.09	$28.35	$(5.74)	(17)%	$(5.74)	(17)%	$(2.38)	(8)%

(1) See non-GAAP Financial Information.

(2) For Q3 and Q4 2008 diluted shares used in this calculation represent basic shares due to the net loss. Using actual diluted shares would result in anti-dilution.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2008

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Fourth Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions, except headcount and where noted, unaudited)	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$369	$367	$352	$328	$292	$1,350	$1,339	$(77)	(21)%	$(11)	(1)%	$(36)	(11)%
Distribution fees	517	517	508	457	430	2,218	1,912	(87)	(17)%	(306)	(14)%	(27)	(6)%
Net investment income	94	79	54	(46)	(119)	399	(32)	(213)	#	(431)	#	(73)	#
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	21	20	19	16	25	76	80	4	19%	4	5%	9	56%
Total revenues	1,001	983	933	755	628	4,043	3,299	(373)	(37)%	(744)	(18)%	(127)	(17)%
Banking and deposit interest expense	54	47	42	43	46	230	178	(8)	(15)%	(52)	(23)%	3	7%
Total net revenues	947	936	891	712	582	3,813	3,121	(365)	(39)%	(692)	(18)%	(130)	(18)%

Expenses
Distribution expenses	587	585	564	515	450	2,349	2,114	(137)	(23)%	(235)	(10)%	(65)	(13)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	326	287	276	274	319	1,179	1,156	(7)	(2)%	(23)	(2)%	45	16%
Total expenses	913	872	840	789	769	3,528	3,270	(144)	(16)%	(258)	(7)%	(20)	(3)%
Pretax income (loss)	$34	$64	$51	$(77)	$(187)	$285	$(149)	$(221)	#	$(434)	#	$(110)	#

Income Statement Metrics
Pretax income margin	3.6%	6.8%	5.7%	(10.8)%	(32.1)%	7.5%	(4.8)%	(35.7)%		(12.2)%		(21.3)%

Net Investment Income
Investment income on fixed maturities	$67	$62	$59	$64	$65	$274	$250	$(2)	(3)%	$(24)	(9)%	$1	2%
Realized gains (losses)	—	—	(21)	(118)	(194)	(1)	(333)	(194)	—	(332)	#	(76)	(64)%
Other (including seed money)	27	17	16	8	10	126	51	(17)	(63)%	(75)	(60)%	2	25%
Total net investment income	$94	$79	$54	$(46)	$(119)	$399	$(32)	$(213)	#	$(431)	#	$(73)	#

Balance Sheet Metrics
Allocated equity	$930	$928	$962	$989	$879	$930	$879	$(51)	(5)%	$(51)	(5)%	$(110)	(11)%
Pretax return on allocated equity	30.0%	31.1%	25.8%	7.6%	(15.9)%	30.0%	(15.9)%	(45.9)%		(45.9)%		(23.5)%
On-balance sheet deposits	$6,011	$6,183	$6,269	$7,681	$8,190	$6,011	$8,190	$2,179	36%	$2,179	36%	$509	7%

Financial Plans
Branded financial plan net cash sales	$53	$53	$54	$48	$56	$202	$211	$3	6%	$9	4%	$8	17%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Fourth Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions, except headcount and where noted, unaudited)	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Financial Advisors
Employee advisors	2,453	2,193	2,056	1,967	2,823	2,453	2,823	370	15%	370	15%	856	44%
Franchisee advisors	7,757	7,809	7,846	7,830	7,746	7,757	7,746	(11)	—	(11)	—	(84)	(1)%
Total branded financial advisors	10,210	10,002	9,902	9,797	10,569	10,210	10,569	359	4%	359	4%	772	8%
SAI independent advisors	1,614	1,607	1,619	1,636	1,917	1,614	1,917	303	19%	303	19%	281	17%
Total financial advisors	11,824	11,609	11,521	11,433	12,486	11,824	12,486	662	6%	662	6%	1,053	9%

Net revenue per financial advisor (in thousands) (1)	$80	$81	$77	$62	$47	$315	$267	$(33)	(41)%	$(48)	(15)%	$(15)	(24)%

Advisor Retention
Employee	62.3%	60.8%	62.0%	62.8%	68.2%	62.3%	68.2%	5.9%		5.9%		5.4%
Franchisee	93.2%	93.7%	93.7%	93.3%	92.2%	93.2%	92.2%	(1.0)%		(1.0)%		(1.1)%

Product Information
Certificates and Banking - Combined
Pretax income (loss)	$(8)	$(5)	$(24)	$(112)	$(192)	$(5)	$(333)	$(184)	#	$(328)	#	$(80)	(71)%
Allocated equity	$367	$376	$393	$416	$395	$367	$395	$28	8%	$28	8%	$(21)	(5)%
Pretax return on allocated equity	(1.3)%	(3.1)%	(8.9)%	(38.7)%	(85.5)%	(1.3)%	(85.5)%	(84.2)%		(84.2)%		(46.8)%

Wealth Management & Distribution
Pretax income	$42	$69	$75	$35	$5	$290	$184	$(37)	(88)%	$(106)	(37)%	$(30)	(86)%
Allocated equity	$563	$552	$569	$573	$484	$563	$484	$(79)	14%	$(79)	14%	$(89)	(16)%
Pretax return on allocated equity	52.0%	54.6%	49.2%	39.1%	33.6%	52.0%	33.6%	(18.4)%		(18.4)%		(5.5)%

Total Client Assets (at period end) (2)	$293,899	$275,958	$275,473	$253,431	$241,363	$293,899	$241,363	$(52,536)	(18)%	$(52,536)	(18)%	$(12,068)	(5)%

Total Wrap Accounts
Beginning assets	$92,944	$93,851	$89,603	$91,446	$84,086	$76,365	$93,851	$(8,858)	(10)%	$17,486	23%	$(7,360)	(8)%
Net flows	1,802	1,380	2,833	657	(1,121)	11,665	3,749	(2,923)	#	(7,916)	(68)%	(1,778)	#
Market appreciation (depreciation) and other	(895)	(5,628)	(990)	(8,017)	(10,184)	5,821	(24,819)	(9,289)	#	(30,640)	#	(2,167)	(27)%
Total wrap ending assets	$93,851	$89,603	$91,446	$84,086	$72,781	$93,851	$72,781	$(21,070)	(22)%	$(21,070)	(22)%	$(11,305)	(13)%

S&P 500
Daily average	1,494	1,349	1,371	1,255	910	1,476	1,221	(584)	(39)%	(255)	(17)%	(345)	(27)%
Period end	1,468	1,323	1,280	1,166	903	1,468	903	(565)	(38)%	(565)	(38)%	(263)	(23)%

(1) Year-to-date is sum of current year prior quarters.

(2) During the 4th Qtr of 2008, $24.1 B of assets were acquired due to the acquisition of HR Block.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2008

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

Fourth Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$419	$296	$295	$268	$218	$1,362	$1,077	$(201)	(48)%	$(285)	(21)%	$(50)	(19)%
Distribution fees	78	70	70	58	49	322	247	(29)	(37)%	(75)	(23)%	(9)	(16)%
Net investment income	4	(4)	7	(9)	(7)	48	(13)	(11)	#	(61)	#	2	22%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	(2)	(5)	(7)	(10)	7	50	(15)	9	#	(65)	#	17	#
Total revenues	499	357	365	307	267	1,782	1,296	(232)	(46)%	(486)	(27)%	(40)	(13)%
Banking and deposit interest expense	7	2	1	2	2	20	7	(5)	(71)%	(13)	(65)%	—	—
Total net revenues	492	355	364	305	265	1,762	1,289	(227)	(46)%	(473)	(27)%	(40)	(13)%

Expenses
Distribution expenses	118	118	111	101	87	464	417	(31)	(26)%	(47)	(10)%	(14)	(14)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	7	8	5	6	5	33	24	(2)	(29)%	(9)	(27)%	(1)	(17)%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	259	211	206	183	171	958	771	(88)	(34)%	(187)	(20)%	(12)	(7)%
Total expenses	384	337	322	290	263	1,455	1,212	(121)	(32)%	(243)	(17)%	(27)	(9)%
Pretax income	$108	$18	$42	$15	$2	$307	$77	$(106)	(98)%	$(230)	(75)%	$(13)	(87)%

Income Statement Metrics
Pretax income margin	22.0%	5.1%	11.5%	4.9%	0.8%	17.4%	6.0%	(21.2)%		(11.4)%		(4.1)%

Balance Sheet Metrics
Allocated equity	$878	$847	$817	$779	$1,184	$878	$1,184	$306	35%	$306	35%	$405	52%
Pretax return on allocated equity	35.4%	32.3%	28.1%	21.9%	8.5%	35.4%	8.5%	(26.9)%		(26.9)%		(13.4)%

Total Managed Assets Reconciliations
Domestic managed assets	$156,279	$147,022	$143,203	$128,740	$127,948	$156,279	$127,948	$(28,331)	(18)%	$(28,331)	(18)%	$(792)	(1)%
International managed assets	134,358	124,267	120,906	97,882	74,247	134,358	74,247	(60,111)	(45)%	(60,111)	(45)%	(23,635)	(24)%
Less: Domestic assets sub-advised by Threadneedle	(5,577)	(4,912)	(4,925)	(3,203)	(2,629)	(5,577)	(2,629)	2,948	53%	2,948	53%	574	18%
Total managed assets	$285,060	$266,377	$259,184	$223,419	$199,566	$285,060	$199,566	$(85,494)	(30)%	$(85,494)	(30)%	$(23,853)	(11)%

Managed assets - external clients	$222,484	$205,504	$199,273	$166,227	$144,024	$222,484	$144,024	$(78,460)	(35)%	$(78,460)	(35)%	$(22,203)	(13)%
Managed assets - owned	62,576	60,873	59,911	57,192	55,542	62,576	55,542	(7,034)	(11)%	(7,034)	(11)%	(1,650)	(3)%
Total managed assets	$285,060	$266,377	$259,184	$223,419	$199,566	$285,060	$199,566	$(85,494)	(30)%	$(85,494)	(30)%	$(23,853)	(11)%

Total Managed Assets by Type
Equity	$126,985	$109,936	$105,586	$84,315	$72,213	$126,985	$72,213	$(54,772)	(43)%	$(54,772)	(43)%	$(12,102)	(14)%
Fixed income	115,694	115,762	112,918	104,118	92,257	115,694	92,257	(23,437)	(20)%	(23,437)	(20)%	(11,861)	(11)%
Money market	13,112	13,147	13,866	11,888	14,926	13,112	14,926	1,814	14%	1,814	14%	3,038	26%
Alternative	11,624	11,000	10,322	8,440	9,535	11,624	9,535	(2,089)	(18)%	(2,089)	(18)%	1,095	13%
Hybrid and other	17,645	16,532	16,492	14,658	10,635	17,645	10,635	(7,010)	(40)%	(7,010)	(40)%	(4,023)	(27)%
Total managed assets by type	$285,060	$266,377	$259,184	$223,419	$199,566	$285,060	$199,566	$(85,494)	(30)%	$(85,494)	(30)%	$(23,853)	(11)%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment

Fourth Quarter 2008

	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008
Mutual Fund Performance
Domestic
Equal Weighted Mutual Fund Rankings in top 2 Lipper Quartiles
Equity - 12 month	45%	41%	34%	29%	33%
Fixed income - 12 month	42%	30%	24%	48%	70%
Equity - 3 year	69%	73%	73%	54%	50%
Fixed income - 3 year	50%	50%	71%	50%	75%
Equity - 5 year	40%	44%	47%	58%	53%
Fixed income - 5 year	36%	27%	46%	54%	66%

Asset Weighted Mutual Fund Rankings in top 2 Lipper Quartiles
Equity - 12 month	57%	53%	29%	16%	26%
Fixed income - 12 month	30%	9%	20%	33%	39%
Equity - 3 year	68%	70%	72%	33%	40%
Fixed income - 3 year	54%	60%	61%	51%	40%
Equity - 5 year	58%	57%	60%	68%	70%
Fixed income - 5 year	45%	17%	46%	48%	37%

International
Equal Weighted Mutual Fund Rankings in top 2 S&P Quartiles
Equity - 12 month	80%	90%	90%	76%	83%
Fixed income - 12 month	22%	55%	60%	64%	45%
Equity - 3 year	83%	86%	86%	79%	90%
Fixed income - 3 year	22%	60%	60%	80%	64%
Equity - 5 year	58%	64%	69%	70%	89%
Fixed income - 5 year	22%	40%	40%	40%	50%

Equal Weighted Rankings in Top 2 Quartiles: Counts the number of Class A funds with above median ranking divided by the total number of Class A funds.  Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles: Sums the assets of the Class A funds with above median ranking divided by the total Class A assets.  Funds with more assets will receive a greater share of the total percentage above or below median.

Aggregated data shows only actively-managed mutual funds by affiliated investment managers.

Aggregated data does not include mutual funds sub-advised by advisors not affiliated with Ameriprise Financial, Inc., RiverSource S&P 500 Index Fund, RiverSource Cash Management Fund and RiverSource Tax Free Money Market Fund.

Aggregated equity rankings include RiverSource Portfolio Builder Series and other balanced and asset allocation funds that invest in both equities and fixed income.

RiverSource Portfolio Builder Series funds are funds of mutual funds that may invest in third-party sub-advised funds.

Aggregated data only includes mutual funds in existence as of current quarter end.  Refer to Exhibit A for RiverSource individual mutual fund performance rankings and other important disclosures.

Exhibit A includes RiverSource performance rankings for funds sub-advised by non-affiliated advisors for general reference although not included in the summary above.

Ameriprise Financial, Inc.

Asset Management Segment - Domestic

Fourth Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Domestic Managed Assets Rollforward (1)
Retail Funds
Beginning assets	$88,575	$86,864	$80,232	$78,281	$70,214	$81,691	$86,864	$(18,361)	(21)%	$5,173	6%	$(8,067)	(10)%
Net flows	225	(636)	(1,169)	(1,415)	(2,179)	509	(5,399)	(2,404)	#	(5,908)	#	(764)	(54)%
Market appreciation (depreciation) and other	(1,936)	(5,996)	(782)	(6,652)	(4,065)	4,664	(17,495)	(2,129)	#	(22,159)	#	2,587	39%
Total ending assets	86,864	80,232	78,281	70,214	63,970	86,864	63,970	(22,894)	(26)%	(22,894)	(26)%	(6,244)	(9)%

Institutional
Beginning assets	54,405	53,235	50,932	49,442	43,129	57,737	53,235	(11,276)	(21)%	(4,502)	(8)%	(6,313)	(13)%
Net flows	(1,387)	(1,706)	(887)	(4,106)	482	(5,112)	(6,217)	1,869	#	(1,105)	(22)%	4,588	#
Market appreciation (depreciation) and other	217	(597)	(603)	(2,207)	2,682	610	(725)	2,465	#	(1,335)	#	4,889	#
Total ending assets	53,235	50,932	49,442	43,129	46,293	53,235	46,293	(6,942)	(13)%	(6,942)	(13)%	3,164	7%

Alternative
Beginning assets	8,605	8,085	7,293	7,194	7,065	7,777	8,085	(1,540)	(18)%	308	4%	(129)	(2)%
Net flows	(516)	(483)	(101)	(127)	(523)	317	(1,234)	(7)	(1)%	(1,551)	#	(396)	#
Market appreciation (depreciation) and other	(4)	(309)	2	(2)	2,836	(9)	2,527	2,840	#	2,536	#	2,838	#
Total ending assets	8,085	7,293	7,194	7,065	9,378	8,085	9,378	1,293	16%	1,293	16%	2,313	33%

Trust
Beginning assets	9,342	8,804	8,911	8,530	8,547	10,219	8,804	(795)	(9)%	(1,415)	(14)%	17	—
Net flows	(542)	204	(436)	59	120	(1,883)	(53)	662	#	1,830	97%	61	#
Market appreciation (depreciation) and other	4	(97)	55	(42)	(185)	468	(269)	(189)	#	(737)	#	(143)	#
Total ending assets	8,804	8,911	8,530	8,547	8,482	8,804	8,482	(322)	(4)%	(322)	(4)%	(65)	(1)%

Other and Eliminations	(709)	(346)	(244)	(215)	(175)	(709)	(175)	534	75%	534	75%	40	19%

Total Domestic managed assets	$156,279	$147,022	$143,203	$128,740	$127,948	$156,279	$127,948	$(28,331)	(18)%	$(28,331)	(18)%	$(792)	(1)%

Total Domestic net flows	$(2,220)	$(2,621)	$(2,593)	$(5,589)	$(2,100)	$(6,169)	$(12,903)	$120	5%	$(6,734)	#	$3,489	62%

(1)

Included in Market appreciation (depreciation) and other, for the 4th Qtr of 2008, were $ 12.8 B of assets due to the acquisition of J.W. Seligman.  Balances included $6.7 B of Retail Funds, $3.2 B of Institutional and $2.9 B of Alternative Funds.

#	Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment - International

Fourth Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
International Managed Assets Rollforward
Retail Funds
Beginning assets	$31,540	$30,822	$28,154	$27,868	$21,758	$28,112	$30,822	$(9,782)	(31)%	$2,710	10%	$(6,110)	(22)%
Net flows	(211)	(253)	72	(1,032)	(714)	(179)	(1,927)	(503)	#	(1,748)	#	318	31%
Market appreciation (depreciation)	379	(2,489)	(483)	(2,345)	(1,101)	2,194	(6,418)	(1,480)	#	(8,612)	#	1,244	53%
Foreign currency translation (1)	(964)	(16)	104	(2,832)	(3,605)	350	(6,349)	(2,641)	#	(6,699)	#	(773)	(27)%
Other	78	90	21	99	23	345	233	(55)	(71)%	(112)	(32)%	(76)	(77)%
Total ending assets	30,822	28,154	27,868	21,758	16,361	30,822	16,361	(14,461)	(47)%	(14,461)	(47)%	(5,397)	(25)%

Institutional
Beginning assets	105,450	100,057	92,433	89,937	74,856	111,151	100,057	(30,594)	(29)%	(11,094)	(10)%	(15,081)	(17)%
Net flows	(4,516)	(2,560)	(1,838)	(1,580)	(7,267)	(21,341)	(13,245)	(2,751)	(61)%	8,096	38%	(5,687)	#
Market appreciation (depreciation)	1,468	(5,744)	(1,956)	(4,825)	(1,027)	4,827	(13,552)	(2,495)	#	(18,379)	#	3,798	79%
Foreign currency translation (1)	(3,167)	(53)	331	(9,377)	(12,639)	1,656	(21,738)	(9,472)	#	(23,394)	#	(3,262)	(35)%
Other	822	733	967	701	1,419	3,764	3,820	597	73%	56	1%	718	#
Total ending assets	100,057	92,433	89,937	74,856	55,342	100,057	55,342	(44,715)	(45)%	(44,715)	(45)%	(19,514)	(26)%

Alternative
Beginning assets	2,814	3,479	3,680	3,101	1,268	2,089	3,479	(1,546)	(55)%	1,390	67%	(1,833)	(59)%
Net flows	(2)	265	(713)	(1,546)	1,345	435	(649)	1,347	#	(1,084)	#	2,891	#
Market appreciation (depreciation)	262	(71)	117	(3)	138	437	181	(124)	(47)%	(256)	(59)%	141	#
Foreign currency translation (1)	(108)	(3)	11	(290)	(207)	5	(489)	(99)	(92)%	(494)	#	83	29%
Other	513	10	6	6	—	513	22	(513)	#	(491)	(96)%	(6)	#
Total ending assets	3,479	3,680	3,101	1,268	2,544	3,479	2,544	(935)	(27)%	(935)	(27)%	1,276	#

Total International managed assets	$134,358	$124,267	$120,906	$97,882	$74,247	$134,358	$74,247	$(60,111)	(45)%	$(60,111)	(45)%	$(23,635)	(24)%

Total International net flows	$(4,729)	$(2,548)	$(2,479)	$(4,158)	$(6,636)	$(21,085)	$(15,821)	$(1,907)	(40)%	$5,264	25%	$(2,478)	(60)%

(1)	Amounts represent British Pound to US dollar conversion.

#	Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2008

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

Fourth Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$138	$126	$130	$124	$98	$510	$478	$(40)	(29)%	$(32)	(6)%	$(26)	(21)%
Distribution fees	70	70	72	71	62	267	275	(8)	(11)%	8	3%	(9)	(13)%
Net investment income	274	237	237	86	92	1,196	652	(182)	(66)%	(544)	(45)%	6	7%
Premiums	25	18	21	21	25	95	85	—	—	(10)	(11)%	4	19%
Other revenues	73	27	34	34	33	138	128	(40)	(55)%	(10)	(7)%	(1)	(3)%
Total revenues	580	478	494	336	310	2,206	1,618	(270)	(47)%	(588)	(27)%	(26)	(8)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	580	478	494	336	310	2,206	1,618	(270)	(47)%	(588)	(27)%	(26)	(8)%

Expenses
Distribution expenses	48	45	47	50	65	194	207	17	35%	13	7%	15	30%
Interest credited to fixed accounts	167	160	156	163	167	706	646	—	—	(60)	(8)%	4	2%
Benefits, claims, losses and settlement expenses	80	78	69	9	113	329	269	33	41%	(60)	(18)%	104	#
Amortization of deferred acquisition costs	100	94	91	96	295	318	576	195	#	258	81%	199	#
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	57	59	54	52	42	236	207	(15)	(26)%	(29)	(12)%	(10)	(19)%
Total expenses	452	436	417	370	682	1,783	1,905	230	51%	122	7%	312	84%
Pretax income (loss)	$128	$42	$77	$(34)	$(372)	$423	$(287)	$(500)	#	$(710)	#	$(338)	#

Income Statement Metrics
Pretax income margin	22.1%	8.8%	15.6%	(10.1)%	(120.0)%	19.2%	(17.7)%	(142.1)%		(36.9)%		(109.9)%

Net Investment Income
Investment income on fixed maturities	$267	$253	$245	$244	$243	$1,144	$985	$(24)	(9)%	$(159)	(14)%	$(1)	—
Realized gains (losses)	15	(20)	(5)	(156)	(169)	33	(350)	(184)	#	(383)	#	(13)	(8)%
Other (including seed money)	(8)	4	(3)	(2)	18	19	17	26	#	(2)	(11)%	20	#
Total net investment income	$274	$237	$237	$86	$92	$1,196	$652	$(182)	(66)%	$(544)	(45)%	$6	7%

Balance Sheet Metrics
Allocated equity	$2,100	$2,005	$1,961	$2,228	$2,754	$2,100	$2,754	$654	31%	$654	31%	$526	24%
Pretax return on allocated equity	19.1%	16.3%	16.3%	10.2%	(13.0)%	19.1%	(13.0)%	(32.1)%		(32.1)%		(23.2)%

Other Metrics
Net variable annuity living benefits market impact (1) (2) (3)	$(1)	$(15)	$19	$27	$82	$(39)	$113	$83	#	$152	#	$55	#
Total annuity net flows	$403	$304	$428	$384	$951	$1,960	$2,067	$548	#	$107	5%	$567	#

(1)	Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only.

(2)	Q3 2008 includes loss on derivatives related to Lehman Brothers bankruptcy.

(3)	Q3 2007 restated to exclude unlocking impact and conform with current presentation.

#	Variance of 100% or greater.

Ameriprise Financial, Inc.

Annuities Segment

Fourth Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions, unless otherwise noted, unaudited)	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Product Information
Variable Annuities
Pretax income (loss)	$52	$20	$57	$82	$(257)	$185	$(98)	$(309)	#	$(283)	#	$(339)	#
Allocated equity	$919	$914	$900	$1,139	$1,315	$919	$1,315	$396	43%	$396	43%	$176	15%
Pretax return on allocated equity	19.6%	16.1%	18.0%	22.0%	(9.4)%	19.6%	(9.4)%	(29.0)%		(29.0)%		(31.4)%

Fixed Annuities (1)
Pretax income (loss)	$76	$22	$20	$(116)	$(115)	$238	$(189)	$(191)	#	$(427)	#	$1	1%
Allocated equity	$1,181	$1,091	$1,061	$1,089	$1,439	$1,181	$1,439	$258	22%	$258	22%	$350	32%
Pretax return on allocated equity	18.6%	16.4%	15.0%	0.2%	(16.1)%	18.6%	(16.1)%	(34.7)%		(34.7)%		(16.3)%

Variable Annuities Rollforward
Beginning balance	$57,127	$57,182	$54,444	$54,742	$50,300	$49,489	$57,182	$(6,827)	(12)%	$7,693	16%	$(4,442)	(8)%
Deposits	2,474	2,129	2,077	1,729	1,567	10,811	7,502	(907)	(37)%	(3,309)	(31)%	(162)	(9)%
Withdrawals and terminations	(1,368)	(1,278)	(1,266)	(1,161)	(1,058)	(5,954)	(4,763)	310	23%	1,191	20%	103	9%
Net flows	1,106	851	811	568	509	4,857	2,739	(597)	(54)%	(2,118)	(44)%	(59)	(10)%
Investment performance and interest credited	(1,043)	(3,577)	(531)	(5,006)	(7,528)	2,839	(16,642)	(6,485)	#	(19,481)	#	(2,522)	(50)%
Other	(8)	(12)	18	(4)	(1)	(3)	1	7	88%	4	#	3	75%
Total ending balance - contract accumulation values	$57,182	$54,444	$54,742	$50,300	$43,280	$57,182	$43,280	$(13,902)	(24)%	$(13,902)	(24)%	$(7,020)	(14)%

Variable annuities fixed sub-accounts	$5,419	$5,389	$5,366	$5,496	$5,623	$5,419	$5,623	$204	4%	$204	4%	$127	2%

Fixed Annuities Rollforward
Beginning balance	$13,046	$12,463	$12,020	$11,759	$11,682	$14,884	$12,463	$(1,364)	(10)%	$(2,421)	(16)%	$(77)	(1)%
Deposits	76	79	208	378	999	317	1,664	923	#	1,347	#	621	#
Withdrawals and terminations	(779)	(626)	(591)	(562)	(557)	(3,214)	(2,336)	222	28%	878	27%	5	1%
Net flows	(703)	(547)	(383)	(184)	442	(2,897)	(672)	1,145	#	2,225	77%	626	#
Policyholder interest credited	108	92	102	103	107	499	404	(1)	(1)%	(95)	(19)%	4	4%
Other	12	12	20	4	(3)	(23)	33	(15)	#	56	#	(7)	#
Total ending balance - contract accumulation values	$12,463	$12,020	$11,759	$11,682	$12,228	$12,463	$12,228	$(235)	(2)%	$(235)	(2)%	$546	5%

Capitalized Interest	$1	$2	$2	$2	$5	$7	$11	$4	#	$4.00	57%	$3	#

Payout Annuities Reserve Balance	$2,226	$2,199	$2,139	$2,121	$2,105	$2,226	$2,105	$(121)	(5)%	$(121)	(5)%	$(16)	(1)%

Tax Equivalent Spread - Fixed Annuities (2)
Gross rate of return on invested assets	5.6%	5.4%	5.4%	5.3%	5.2%	5.6%	5.3%	(0.4)%		(0.3)%		(0.1)%
Crediting rate	(3.7)%	(3.7)%	(3.7)%	(3.8)%	(3.9)%	(3.7)%	(3.8)%	(0.2)%		(0.1)%		(0.1)%
Tax equivalent margin spread	1.9%	1.7%	1.7%	1.5%	1.3%	1.9%	1.5%	(0.6)%		(0.4)%		(0.2)%

Total Variable Annuities DAC
Beginning balance	$2,067	$2,086	$2,145	$2,186	$2,176	$2,004	$2,086	$109	5%	$82	4%	$(10)	—
Capitalization	111	103	97	83	60	469	343	(51)	(46)%	(126)	(27)%	(23)	(28)%
Amortization per income statement	(80)	(79)	(77)	(77)	(291)	(224)	(524)	(211)	#	(300)	#	(214)	#
Cumulative effect of accounting change (3)	—	36	—	—	—	(146)	36	—	—	182	#	—	—
Other (FAS 115)	(12)	(1)	21	(16)	118	(17)	122	130	#	139	#	134	#
Total ending balance	$2,086	$2,145	$2,186	$2,176	$2,063	$2,086	$2,063	$(23)	(1)%	$(23)	(1)%	$(113)	(5)%

Total Fixed Annuities DAC
Beginning balance	$272	$250	$238	$247	$217	$343	$250	$(55)	(20)%	$(93)	(27)%	$(30)	(12)%
Capitalization	2	2	8	16	50	7	76	48	#	69	#	34	#
Amortization per income statement	(20)	(15)	(14)	(19)	(4)	(94)	(52)	16	80%	42	45%	15	79%
Cumulative effect of accounting change (3)	—	—	—	—	—	(7)	—	—	—	7	#	—	—
Other (FAS 115)	(4)	1	15	(27)	53	1	42	57	#	41	#	80	#
Total ending balance	$250	$238	$247	$217	$316	$250	$316	$66	26%	$66	26%	$99	46%

(1)	Includes payout annuities.

(2)

Attributable to interest sensitive products only, which have been 97% of the total ending fixed annuities accumulation values in the periods reported.  Through October of 2008, the asset earnings rate is a calculated theoretical yield obtained from the assignment of investment income using the investment year method of allocation.  After October of 2008, the asset earnings rate is a calculated yield based on specifically assigned assets.

(3)	Reflects adoption of SOP 05-1 in Q1 2007 and FAS 157 in Q1 2008.

#	Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2008

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

Fourth Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$18	$15	$16	$14	$11	$68	$56	$(7)	(39)%	$(12)	(18)%	$(3)	(21)%
Distribution fees	26	27	25	26	28	102	106	2	8%	4	4%	2	8%
Net investment income	92	83	85	42	42	361	252	(50)	(54)%	(109)	(30)%	—	—
Premiums	255	254	255	263	265	1,002	1,037	10	4%	35	3%	2	1%
Other revenues	133	113	110	209	115	453	547	(18)	(14)%	94	21%	(94)	(45)%
Total revenues	524	492	491	554	461	1,986	1,998	(63)	(12)%	12	1%	(93)	(17)%
Banking and deposit interest expense	—	—	1	—	—	1	1	—	—	—	—	—	—
Total net revenues	524	492	490	554	461	1,985	1,997	(63)	(12)%	12	1%	(93)	(17)%

Expenses
Distribution expenses	13	14	17	16	14	62	61	1	8%	(1)	(2)%	(2)	(13)%
Interest credited to fixed accounts	35	35	36	37	36	141	144	1	3%	3	2%	(1)	(3)%
Benefits, claims, losses and settlement expenses	196	226	225	187	218	850	856	22	11%	6	1%	31	17%
Amortization of deferred acquisition costs	57	52	48	138	95	200	333	38	67%	133	67%	(43)	(31)%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	69	63	51	72	65	247	251	(4)	(6)%	4	2%	(7)	(10)%
Total expenses	370	390	377	450	428	1,500	1,645	58	16%	145	10%	(22)	(5)%
Pretax income	$154	$102	$113	$104	$33	$485	$352	$(121)	(79)%	$(133)	(27)%	$(71)	(68)%

Pretax Operating Earnings
Pretax income	$154	$102	$113	$104	$33	$485	$352	$(121)	(79)%	$(133)	(27)%	$(71)	(68)%
Realized (gains) losses	(3)	3	1	44	44	(7)	92	47	#	99	#	—	—
Total pretax operating earnings	$151	$105	$114	$148	$77	$478	$444	$(74)	(49)%	$(34)	(7)%	$(71)	(48)%

Income Statement Metrics
Pretax income margin	29.4%	20.7%	23.1%	18.8%	7.2%	24.4%	17.6%	(22.2)%		(6.8)%		(11.6)%
Pretax operating earnings margin	28.8%	21.3%	23.3%	26.7%	16.7%	24.1%	22.2%	(12.1)%		(1.9)%		(10.0)%

Net Investment Income
Investment income on fixed maturities	$82	$79	$76	$77	$75	$325	$307	$(7)	(9)%	$(18)	(6)%	$(2)	(3)%
Realized gains (losses)	3	(3)	(1)	(44)	(44)	7	(92)	(47)	#	(99)	#	—	—
Other (including seed money)	7	7	10	9	11	29	37	4	57%	8	28%	2	22%
Total net investment income	$92	$83	$85	$42	$42	$361	$252	$(50)	(54)%	$(109)	(30)%	$—	—

Balance Sheet Metrics
Allocated equity	$2,318	$2,358	$2,366	$2,470	$2,339	$2,318	$2,339	$21	1%	$21	1%	$(131)	(5)%
Pretax return on allocated equity	21.8%	20.7%	20.1%	20.0%	14.9%	21.8%	14.9%	(6.9)%		(6.9)%		(5.1)%

Product Information
Long Term Care
Pretax income (loss)	$2	$—	$—	$(17)	$(12)	$19	$(29)	$(14)	#	$(48)	#	$5	29%
Allocated equity	$550	$593	$586	$597	$561	$550	$561	$11	2%	$11	2%	$(36)	(6)%
Pretax return on allocated equity	3.4%	2.1%	0.9%	(2.6)%	(5.0)%	3.4%	(5.0)%	(8.4)%		(8.4)%		(2.4)%

Protection excluding Long Term Care
Pretax income	$152	$102	$113	$121	$45	$466	$381	$(107)	(70)%	$(85)	(18)%	$(76)	(63)%
Allocated equity	$1,768	$1,765	$1,780	$1,873	$1,778	$1,768	$1,778	$10	1%	$10	1%	$(95)	(5)%
Pretax return on allocated equity	27.9%	26.8%	26.3%	27.3%	21.3%	27.9%	21.3%	(6.6)%		(6.6)%		(6.0)%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Fourth Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Cash Sales
VUL / UL (1)	$82	$64	$64	$57	$43	$342	$228	$(39)	(48)%	$(114)	(33)%	$(14)	(25)%
Term and whole life	5	4	5	4	5	20	18	—	—	(2)	(10)%	1	25%
Disability insurance	4	4	4	3	3	18	14	(1)	(25)%	(4)	(22)%	—	—
Auto and Home	145	156	155	166	154	598	631	9	6%	33	6%	(12)	(7)%
Total cash sales	$236	$228	$228	$230	$205	$978	$891	$(31)	(13)%	$(87)	(9)%	$(25)	(11)%

VUL / UL Policyholder Account Balances
Beginning balance	$9,976	$9,836	$9,336	$9,303	$8,591	$9,329	$9,836	$(1,385)	(14)%	$507	5%	$(712)	(8)%
Premiums and deposits	280	266	256	254	230	1,115	1,006	(50)	(18)%	(109)	(10)%	(24)	(9)%
Investment performance and interest	(156)	(493)	(33)	(627)	(965)	462	(2,118)	(809)	#	(2,580)	#	(338)	(54)%
Withdrawals and surrenders	(275)	(267)	(258)	(308)	(255)	(1,123)	(1,088)	20	7%	35	3%	53	17%
Other	11	(6)	2	(31)	(31)	53	(66)	(42)	#	(119)	#	—	—
Total ending balance	$9,836	$9,336	$9,303	$8,591	$7,570	$9,836	$7,570	$(2,266)	(23)%	$(2,266)	(23)%	$(1,021)	(12)%

Premiums by Product
Term and whole life	$19	$21	$19	$22	$19	$79	$81	$—	—	$2	3%	$(3)	(14)%
Disability insurance	42	43	43	44	43	167	173	1	2%	6	4%	(1)	(2)%
Long term care	38	35	34	36	37	144	142	(1)	(3)%	(2)	(1)%	1	3%
Auto and Home	147	148	151	154	157	578	610	10	7%	32	6%	3	2%
Intercompany premiums	9	7	8	7	9	34	31	—	—	(3)	(9)%	2	29%
Total premiums by product	$255	$254	$255	$263	$265	$1,002	$1,037	$10	4%	$35	3%	$2	1%

Auto and Home Insurance
Policy count (thousands)	517	524	532	540	547	517	547	30	6%	30	6%	7	1%
Loss ratio	69.3%	79.8%	75.8%	75.7%	80.4%	74.3%	77.9%	11.1%		3.6%		4.7%
Expense ratio	15.5%	16.8%	15.3%	20.5%	16.2%	17.1%	17.2%	0.7%		0.1%		(4.3)%
Combined ratio	84.8%	96.6%	91.1%	96.2%	96.6%	91.4%	95.1%	11.8%		3.7%		0.4%

DAC Rollforward
Life and Health
Beginning balance	$2,086	$2,093	$2,097	$2,114	$2,019	$2,064	$2,093	$(67)	(3)%	$29	1%	$(95)	(4)%
Capitalization	57	46	45	41	41	228	173	(16)	(28)%	(55)	(24)%	—	—
Amortization per income statement	(46)	(40)	(36)	(126)	(83)	(152)	(285)	(37)	(80)%	(133)	(88)%	43	34%
Cumulative effect of accounting change(2)	—	—	—	—	—	(51)	—	—	—	51	#	—	—
Other (FAS 115)	(4)	(2)	8	(10)	68	4	64	72	#	60	#	78	#
Total ending balance	$2,093	$2,097	$2,114	$2,019	$2,045	$2,093	$2,045	$(48)	(2)%	$(48)	(2)%	$26	1%

Life Insurance in-Force	$187,095	$188,643	$190,514	$192,002	$192,061	$187,095	$192,061	$4,966	3%	$4,966	3%	$59	—

Net Amount at Risk	$59,100	$58,395	$58,583	$58,001	$56,857	$59,100	$56,857	$(2,243)	(4)%	$(2,243)	(4)%	$(1,144)	(2)%

Net Policyholder Reserves
VUL / UL	$8,780	$8,293	$8,286	$7,604	$6,637	$8,780	$6,637	$(2,143)	(24)%	$(2,143)	(24)%	$(967)	(13)%
Term and whole life	233	233	234	236	238	233	238	5	2%	5	2%	2	1%
Disability insurance	426	431	431	454	458	426	458	32	8%	32	8%	4	1%
Long term care and other	2,320	2,339	2,375	2,374	2,375	2,320	2,375	55	2%	55	2%	1	—
Auto and Home loss and LAE reserves	339	333	319	308	308	339	308	(31)	(9)%	(31)	(9)%	—	—
Total net policyholder reserves	$12,098	$11,629	$11,645	$10,976	$10,016	$12,098	$10,016	$(2,082)	(17)%	$(2,082)	(17)%	$(960)	(9)%

(1)	Includes lump sum deposits.

(2)	Reflects adoption of SOP 05-1 in Q1 2007 and FAS 157 in Q1 2008.

#	Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2008

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

Fourth Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$1	$—	$—	—	$(1)	#	$—	—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	14	8	12	(9)	(36)	22	(25)	(50)	#	(47)	#	(27)	#
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	3	2	2	—	22	7	26	19	#	19	#	22	—
Total revenues	17	10	14	(9)	(14)	30	1	(31)	#	(29)	(97)%	(5)	(56)%
Banking and deposit interest expense	1	1	—	—	1	6	2	—	—	(4)	(67)%	1	—
Total net revenues	16	9	14	(9)	(15)	24	(1)	(31)	#	(25)	#	(6)	(67)%

Expenses
Distribution expenses	—	—	1	—	—	1	1	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	27	26	28	27	28	112	109	1	4%	(3)	(3)%	1	4%
General and administrative expense	47	14	31	134	74	159	253	27	57%	94	59%	(60)	(45)%
Total expenses before separation costs (1)	74	40	60	161	102	272	363	28	38%	91	33%	(59)	(37)%

Separation costs	28	—	—	—	—	236	—	(28)	#	(236)	#	—	—
Total expenses	102	40	60	161	102	508	363	—	—	(145)	(29)%	(59)	(37)%
Pretax loss	$(86)	$(31)	$(46)	$(170)	$(117)	$(484)	$(364)	$(31)	(36)%	$120	25%	$53	31%

Net investment income
Investment income on fixed maturities	$22	$19	$18	$10	$5	$79	$52	$(17)	(77)%	$(27)	(34)%	$(5)	(50)%
Realized gains (losses)	—	(1)	—	1	(3)	1	(3)	(3)	—	(4)	#	(4)	#
Affordable housing	(8)	(7)	(8)	(7)	(17)	(32)	(39)	(9)	#	(7)	(22)%	(10)	#
Other	—	(3)	2	(13)	(21)	(26)	(35)	(21)	—	(9)	(35)%	(8)	(62)%
Total net investment income	$14	$8	$12	$(9)	$(36)	$22	$(25)	$(50)	#	$(47)	#	$(27)	#

Balance Sheet Metrics
Allocated equity	$1,751	$1,730	$1,730	$1,224	$115	$1,751	$115	$(1,636)	(93)%	$(1,636)	(93)%	$(1,109)	(91)%

(1) See non-GAAP Financial Information.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Eliminations (1)

Fourth Quarter 2008

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008	4 Qtr 2008	2007	2008	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$(14)	$(13)	$(13)	$(13)	$(12)	$(53)	$(51)	$2	14%	$2	4%	$1	8%
Distribution fees	(276)	(251)	(253)	(236)	(235)	(1,147)	(975)	41	15%	172	15%	1	0%
Net investment income	(3)	(2)	(2)	(2)	—	(8)	(6)	3	#	2	25%	2	#
Premiums	(9)	(7)	(8)	(8)	(8)	(34)	(31)	1	11%	3	9%	—	—
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(302)	(273)	(276)	(259)	(255)	(1,242)	(1,063)	47	16%	179	14%	4	2%
Banking and deposit interest expense	(3)	(3)	(2)	(2)	(2)	(8)	(9)	1	33%	(1)	(13)%	—	—
Total net revenues	(299)	(270)	(274)	(257)	(253)	(1,234)	(1,054)	46	15%	180	15%	4	2%

Expenses
Distribution expenses	(239)	(221)	(223)	(209)	(199)	(1,013)	(852)	40	17%	161	16%	10	5%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(60)	(49)	(51)	(48)	(54)	(221)	(202)	6	10%	19	9%	(6)	(13)%
Total expenses	(299)	(270)	(274)	(257)	(253)	(1,234)	(1,054)	46	15%	180	15%	4	2%
Pretax income	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

(1)	The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

#	Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2008

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

(in millions, unaudited)	December 31, 2007	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008
Assets
Cash and cash equivalents	$3,836	$3,904	$3,373	$4,043	$6,228
Investments	30,625	29,808	29,506	28,101	27,542
Separate account assets	61,974	58,442	58,725	52,762	44,746
Receivables	3,441	3,441	3,614	3,921	3,887
Deferred acquisition costs	4,503	4,549	4,611	4,473	4,482
Restricted and segregated cash	1,332	1,142	994	1,837	1,883
Other assets	3,519	3,616	3,444	4,013	6,921
Total assets	$109,230	$104,902	$104,267	$99,150	$95,689

Liabilities
Future policy benefits and claims	$27,446	$27,164	$26,744	$26,981	$29,293
Separate account liabilities	61,974	58,442	58,725	52,762	44,746
Customer deposits	6,201	6,307	6,382	7,727	8,237
Debt	2,018	2,018	2,018	2,080	2,027
Accounts payable and accrued expenses	1,187	834	890	758	887
Other liabilities	2,594	2,556	2,194	2,125	4,308
Total liabilities	101,420	97,321	96,953	92,433	89,498

Shareholders’ Equity
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	4,630	4,637	4,649	4,704	4,688
Retained earnings	4,811	4,938	5,111	5,004	4,592
Treasury stock	(1,467)	(1,710)	(1,927)	(2,021)	(2,012)
Accumulated other comprehensive income (loss), net of tax	(167)	(287)	(522)	(973)	(1,080)
Total shareholders’ equity	7,810	7,581	7,314	6,717	6,191
Total liabilities and shareholders’ equity	$109,230	$104,902	$104,267	$99,150	$95,689

Ameriprise Financial, Inc.

Capital and Ratings Information

(in millions unless otherwise noted, unaudited)	December 31, 2007	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008
Debt Summary
Senior notes	$1,500	$1,500	$1,500	$1,500	$1,500
Junior subordinated notes (2)	500	500	500	500	457

Non-recourse debt
Debt of CDO	—	—	—	—	—
Debt for inverse floaters	18	18	18	12	6
Debt of property fund limited partnerships	—	—	—	68	64
Total non-recourse debt	18	18	18	80	70
Total debt	$2,018	$2,018	$2,018	$2,080	$2,027

Total debt	$2,018	$2,018	$2,018	$2,080	$2,027
Total non-recourse debt	(18)	(18)	(18)	(80)	(70)
Total debt excluding non-recourse debt (1)	2,000	2,000	2,000	2,000	1,957
Junior subordinated notes 75% equity credit (2)	(375)	(375)	(375)	(375)	(343)
Total debt excluding non-recourse debt and 75% equity credit (1),(2)	$1,625	$1,625	$1,625	$1,625	$1,614

Total shareholders’ equity	$7,810	$7,581	$7,314	$6,717	$6,191
Total capital	9,828	9,599	9,332	8,797	8,218
Total capital excluding non-recourse debt (1)	$9,810	$9,581	$9,314	$8,717	$8,148

Other Information
Debt to total capital	20.5%	21.0%	21.6%	23.6%	24.7%
Debt to total capital excluding non-recourse debt (1)	20.4%	20.9%	21.5%	22.9%	24.0%
Debt to total capital excluding non-recourse debt and 75% equity credit (1)	16.6%	17.0%	17.4%	18.6%	19.8%

Ratings (as of December 31, 2008)	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.	Fitch Ratings Ltd.
Claims Paying Ratings
RiverSource Life Insurance Company	A+	AA-	Aa3	AA-
IDS Property Casualty Ins. Company	A	N/R	N/R	N/R

Debt Ratings
Ameriprise Financial, Inc.	a-	A	A3	A-

(1)	See non-GAAP Financial Information.

(2)	The Company’s junior subordinated notes receive an equity credit of at least 75% by the majority of rating agencies.

Ameriprise Financial, Inc.

Investments

(in millions unless otherwise noted, unaudited)	December 31, 2007	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008
Cash and cash equivalents	$3,836	$3,904	$3,373	$4,043	$6,228

Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	13,943	13,493	13,319	12,593	12,599

Mortgage backed securities	6,282	6,155	6,013	5,741	5,255
Commercial mortgage backed securities	3,043	2,944	2,841	2,711	2,733
Asset backed securities	1,068	1,031	1,073	1,053	958
Total mortgage and other asset backed securities	10,393	10,130	9,927	9,505	8,946

Structured investments	46	42	38	35	50
State and municipal obligations	1,035	1,004	991	923	873
US government and agencies obligations	328	333	326	265	271
Foreign government bonds and obligations	112	113	110	107	107
Common and preferred stocks	58	51	54	49	37
Other AFS	16	20	26	18	10
Total other	1,595	1,563	1,545	1,397	1,348
Total available-for-sale securities	25,931	25,186	24,791	23,495	22,893

Commercial mortgage loans	3,115	3,127	3,058	2,939	2,906
Allowance for loan losses	(18)	(18)	(18)	(18)	(19)
Commercial mortgage loans, net	3,097	3,109	3,040	2,921	2,887

Policy loans	706	713	725	730	729
Trading securities	504	428	379	374	501
Other investments	387	372	571	581	532
Total investments	30,625	29,808	29,506	28,101	27,542

Total cash, cash equivalents and investments	$34,461	$33,712	$32,879	$32,144	$33,770

SFAS 115 Mark-to-market AFS	$(316)	$(500)	$(915)	$(1,517)	$(1,815)

AFS Fixed Maturity Asset Quality - %
AAA	44%	44%	42%	41%	40%
AA	10%	10%	10%	8%	7%
AFS securities AA and above	54%	54%	52%	49%	47%
A	16%	16%	17%	17%	19%
BBB	24%	24%	24%	27%	29%
Below investment grade	6%	6%	7%	7%	5%
Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade as a % of Total cash and investments	6%	5%	7%	7%	5%

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) follows accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.

Certain non-GAAP measures in this report exclude items that are a direct result of our separation from American Express Company, consisting of non-recurring separation costs.  These non-GAAP financial measures, which our management views as important indicators of financial performance, include:

• Pretax income (loss) margin;

• Total debt excluding non-recourse debt;

• Total debt excluding non-recourse debt and 75% equity credit;

• Total capital excluding non-recourse debt;

• Debt to total capital excluding non-recourse debt;

• Debt to total capital excluding non-recourse debt and 75% equity credit;

• Pretax operating earnings;

• Pretax operating earnings margin; and

• Total expenses before separation costs for the Financial Summary and Corporate & Other segment.

Management believes that the presentation of these non-GAAP financial measures excluding these specific income statement impacts best reflects the underlying performance of the Company’s ongoing operations and facilitates a more meaningful trend analysis.  These non-GAAP measures are also used for goal setting, certain compensation related to the Company’s annual incentive award program and evaluating the Company’s performance on a basis comparable to that used by securities analysts.

The Company presents debt to capital ratios excluding non-recourse debt of structured entities consolidated in accordance with FIN 46(R),  EITF 04-5 and other accounting literature and with a 75% equity credit for the Company’s junior subordinated debt.  Management believes that the debt to capital ratios excluding this non-recourse debt better represent the Company’s capital structure.

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial advice and full service brokerage and banking services, primarily to retail clients, through our financial advisors. Our advisors distribute a diversified selection of both proprietary and non-proprietary products to help clients meet their financial needs. A significant portion of revenues in this segment are fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets from primarily certificate and banking products. This segment earns revenues (distribution fees) for distributing non-proprietary products and earns intersegment revenues (distribution fees) for distributing our proprietary products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment.

Asset Management - This segment provides investment advice and investment products to retail and institutional clients. Threadneedle Investments predominantly provides international investment products and services, and RiverSource Investments predominantly provides domestic products and services. Domestic retail products are primarily distributed through our Advice & Wealth Management segment and also through third-party distribution. International retail products are primarily distributed through third parties. Products accessed by consumers on a retail basis include mutual funds, variable product funds underlying insurance and annuity separate accounts, separately managed accounts and collective funds. Asset Management products are also distributed directly to institutions through an institutional sales force. Institutional asset management products include traditional asset classes separate accounts, collateralized loan obligations, hedge funds and property funds. Revenues in this segment are primarily earned as fees based on managed asset balances which are impacted by both market movements and net asset flows. This segment earns intersegment revenue for investment management services. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides RiverSource Life variable and fixed annuity products to our retail clients primarily distributed through our Advice & Wealth Management segment and to the retail clients of unaffiliated distributors through third-party distribution. Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on underlying account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting annuity benefits reserves and capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment offers a variety of protection products to address the identified protection and risk management needs of our retail clients including life, disability income and property-casualty insurance. Life and disability income products are primarily distributed through our Advice & Wealth Management segment. Our property-casualty products are sold direct, primarily through affinity relationships. The primary sources of revenues for this segment are premiums, fees, and charges that we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by the Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income on corporate level assets, including unallocated equity and other revenues from various investments as well as unallocated corporate expenses. This segment also includes non-recurring costs associated with our separation from American Express, which ended in 2007.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Administered Assets - Administered assets include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our wrap accounts. These assets include those held in clients’ brokerage accounts. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Debt Obligations (“CDO”).

Allocated Equity - The internal allocation of consolidated shareholders’ equity, excluding accumulated other comprehensive income (loss), to our operating segments for purposes of measuring segment return on allocated equity.  Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to us and certain of our subsidiaries. For the Corporate & Other segment, allocated equity also includes any excess capital.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation, Delta Loyalty Management Services, Inc. and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Book Value per Share - Total shareholders’ equity divided by the number of basic common shares outstanding at period-end.

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets (owned, managed or administered), or premiums inforce (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums inforce, but generates “fee revenue”.

Debt to Total Capital Ratio - A ratio comprised of total debt divided by total capital. We also present debt to capital ratios excluding non-recourse debt of structured entities consolidated in accordance with FIN 46(R),  EITF 04-5 and other accounting literature and with a 75% equity credit for our junior subordinated debt.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the costs of acquiring new protection, annuity and certain mutual fund business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity, life, disability income and long term care insurance and, to a lesser extent, deferred marketing and promotion expenses on auto and home insurance and deferred distribution costs on certain mutual fund products. These costs are deferred to the extent they are recoverable from future profits.

Emerging Issues Task Force (“EITF”) Issue No. 04-5, “Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights” (“EITF 04-5”) - EITF 04-5 provides guidance on whether a partnership should be consolidated by one of its partners. Our adoption of EITF 04-5 effective January 1, 2006 resulted in the consolidation of certain limited partnerships for which we are the general partner. As a result, we consolidate certain property fund limited partnerships managed by Threadneedle Investments and certain hedge funds managed by RiverSource Investments.

Financial Planning Penetration - The period-end number of current clients who have received a financial plan, or have entered into an agreement to receive and have paid for a financial plan, divided by the number of active retail client groups, serviced by branded financial advisors.

Life Insurance in-Force - The total amount of all life insurance death benefits currently insured by our company.

Managed External Client Assets - Managed external client assets include client assets for which we provide investment management services, such as the assets of the RiverSource family of mutual funds, assets of institutional clients and client assets held in wrap accounts (retail accounts for which we receive an advice fee based on assets held in the account).  Managed external client assets also include assets managed by sub-advisors selected by us. Managed external client assets are not reported on our Consolidated Balance Sheets.

Managed Owned Assets - Managed owned assets include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees, such as the assets of the general account and RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries.

Net Amount at Risk - Life insurance inforce less policyholder reserves net of re-insurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net Income Margin - A ratio representing net income as a percentage of total net revenues.

Owned Assets - Owned assets include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-proprietary funds held in the separate accounts of our life insurance subsidiaries, as well as restricted and segregated cash and receivables.

Pretax Income (Loss) - Income (loss) before income tax provision (benefit).

Pretax Income Margin - A ratio representing pretax income as a percentage of total net revenues.

Pretax Operating Earnings - Pretax income plus or minus net realized gains (losses).

Pretax Operating Earnings Margin - A ratio representing pretax operating earnings as a percentage of total net revenues.

Pretax Return on Allocated Equity - Calculated using pretax income for the last twelve months and the average allocated equity as of the last day of the trailing four quarters and current quarter end.

Securities America - Securities America Financial Corporation (“SAFC”) is a corporation whose sole function is to hold the stock of its operating subsidiaries, Securities America, Inc. (“SAI”) and Securities America Advisors, Inc. (“SAA”). SAI is a registered broker-dealer and an insurance agency. SAA is an SEC registered investment advisor.

Separate Accounts - Represent assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable entity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Separation Costs - Separation costs include expenses related to our separation from American Express Company. These costs are primarily associated with establishing the Ameriprise Financial brand, separating and reestablishing our technology platforms and advisor and employee retention programs.  These costs ended in 2007.

SOP 05-1 (“Statement of Position”), “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” - SOP 05-1 provides guidance on accounting for DAC associated with any insurance or annuity contract that is significantly modified or internally replaced with another contract.

Third Party Distribution - Distribution of RiverSource products, which include a variety of equity and fixed income mutual funds, annuities and insurance products, to retail clients through unaffiliated financial institutions and broker-dealers.  The Third Party channel is separate from the Branded Advisor, Threadneedle, SAFC, and Institutional sales channels.

Threadneedle - Threadneedle Asset Management Holdings Limited is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Capital - Total shareholders’ equity plus total debt. Total capital is also presented excluding non-recourse debt.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include proprietary and non-proprietary funds. We currently offer both discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, RiverSource Investments, LLC chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay an asset-based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

Fourth Quarter 2008

Domestic Mutual Fund Performance and

Lipper Ranking

Equity Fund Performance & Lipper Ranking

As of December 31, 2008

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns @ POP (1)
	Total Net	Total Net	Gross									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Emerging Market Funds
Seligman Emerging Markets Fund (2)	63.80	12/31/2008	2.45	-51.62	27%	-3.43	16%	7.93	23%	6.61	85%	5/28/1996	3.01	5/31/1996	58%	5.75	-54.40	-5.32	6.66	5.98	2.53
Lipper Fund Ranking / Total Funds in Category					80 / 304		33 / 214		40 / 176		85 / 99				33 / 56
Threadneedle Emerging Markets Fund	264.00	12/31/2008	1.87	-54.91	50%	-5.99	50%	6.75	42%	8.10	60%	11/13/1996	4.24	11/14/1996	47%	5.75	-57.50	-7.83	5.49	7.46	3.73
Lipper Fund Ranking / Total Funds in Category					151 / 304		106 / 214		73 / 176		60 / 99				30 / 64
Equity Income Funds
RiverSource Diversified Equity Income Fund	4,195.70	12/31/2008	1.08	-40.41	88%	-8.34	74%	0.63	33%	2.78	19%	10/15/1990	9.01	10/18/1990	35%	5.75	-43.83	-10.13	-0.56	2.18	8.65
Lipper Fund Ranking / Total Funds in Category					253 / 287		169 / 230		58 / 178		19 / 99				9 / 25
RiverSource Dividend Opportunity Fund	1,105.90	12/31/2008	1.11	-35.92	66%	-5.94	46%	0.33	40%	-0.92	85%	8/1/1988	7.07	8/31/1988	77%	5.75	-39.60	-7.78	-0.86	-1.51	6.76
Lipper Fund Ranking / Total Funds in Category					190 / 287		106 / 230		70 / 178		85 / 99				16 / 20
European Region Funds
Threadneedle European Equity Fund	65.90	12/31/2008	1.58	-40.60	11%	-2.71	11%	2.79	29%			6/26/2000	-1.96	6/26/2000	70%	5.75	-44.01	-4.62	1.58		-2.64
Lipper Fund Ranking / Total Funds in Category					11 / 107		10 / 96		25 / 88						42 / 59
Extended U.S. Large-Cap Core Funds
RiverSource 120/20 Contrarian Equity Fund	32.20	12/31/2008	2.01	-43.67	94%							10/18/2007	-41.67	10/18/2007	90%	5.75	-46.90				-44.47
Lipper Fund Ranking / Total Funds in Category					40 / 42										26 / 28
Flexible Portfolio Funds
RiverSource Strategic Allocation Fund	1,343.00	12/31/2008	1.04	-30.21	66%	-4.66	57%	1.00	49%	1.17	68%	1/23/1985	8.88	1/31/1985	50%	5.75	-34.22	-6.53	-0.19	0.58	8.61
Lipper Fund Ranking / Total Funds in Category					112 / 169		59 / 103		41 / 83		33 / 48				3 / 5
Global Large Cap Growth Funds
Seligman Global Growth Fund (2)	17.60	12/31/2008	2.31	-53.11	86%	-13.16	82%	-4.89	81%	-4.26	94%	11/1/1995	0.26	11/2/1995	95%	5.75	-55.81	-14.86	-6.01	-4.83	-0.19
Lipper Fund Ranking / Total Funds in Category					75 / 87		58 / 70		41 / 50		30 / 31				17 / 17
Threadneedle Global Equity Fund	416.30	12/31/2008	1.46	-42.15	45%	-7.83	40%	1.48	10%	-1.70	75%	5/29/1990	3.33	5/31/1990	75%	5.75	-45.47	-9.63	0.29	-2.28	3.00
Lipper Fund Ranking / Total Funds in Category					39 / 87		28 / 70		5 / 50		24 / 31				3 / 3
Global Real Estate Funds
Seligman LaSalle Global Real Estate Fund (2)	12.80	12/31/2008	2.52	-49.67	97%							12/28/2006	-35.40	12/28/2006	95%	5.75	-52.57				-37.28
Lipper Fund Ranking / Total Funds in Category					82 / 84										51 / 53
Global Small-/Mid-Cap Funds
Seligman Global Smaller Companies Fund (2)	98.30	12/31/2008	1.79	-47.60	43%	-14.03	70%	-2.08	69%	-2.15	93%	8/31/1992	4.70	8/31/1992	58%	5.75	-50.61	-15.71	-3.23	-2.73	4.32
Lipper Fund Ranking / Total Funds in Category					29 / 67		42 / 59		39 / 56		24 / 25				4 / 6
Global Science & Technology Funds
RiverSource Global Technology Fund	73.80	12/31/2008	1.45	-47.35	44%	-10.81	42%	-4.03	37%	-3.39	34%	11/13/1996	0.51	11/14/1996	67%	5.75	-50.38	-12.55	-5.16	-3.96	0.02
Lipper Fund Ranking / Total Funds in Category					42 / 95		38 / 90		30 / 81		8 / 23				12 / 17
Seligman Global Technology Fund	207.40	12/31/2008	1.75	-40.45	11%	-6.73	4%	-1.69	10%	-0.10	13%	5/23/1994	7.34	5/26/1994	15%	5.75	-43.87	-8.55	-2.85	-0.69	6.90
Lipper Fund Ranking / Total Funds in Category					10 / 95		3 / 90		8 / 81		3 / 23				1 / 6
Gold-Oriented Funds
RiverSource Precious Metals and Mining Fund	97.90	12/31/2008	1.33	-25.06	34%	5.39	38%	4.70	66%	11.73	83%	4/22/1985	6.94	4/30/1985	40%	5.75	-29.37	3.33	3.47	11.07	6.68
Lipper Fund Ranking / Total Funds in Category					22 / 65		20 / 52		32 / 48		24 / 28				4 / 9
International Large Cap Core Funds
Threadneedle International Opportunity Fund	366.50	12/31/2008	1.45	-40.67	16%	-6.22	21%	1.73	26%	-1.62	90%	11/15/1984	6.49	11/30/1984	84%	5.75	-44.08	-8.05	0.54	-2.20	6.23
Lipper Fund Ranking / Total Funds in Category					38 / 238		42 / 199		45 / 176		98 / 109				5 / 5
International Multi Cap Growth Funds
RiverSource Disciplined International Equity Fund	406.30	12/31/2008	1.43	-49.37	72%							5/18/2006	-14.62	5/18/2006	66%	5.75	-52.28				-16.53
Lipper Fund Ranking / Total Funds in Category					141 / 195										99 / 151
RiverSource Partners International Select Growth Fund (2)	359.50	12/31/2008	1.56	-45.64	40%	-7.92	46%	2.10	40%			9/28/2001	4.23	9/28/2001	48%	5.75	-48.76	-9.72	0.90		3.38
Lipper Fund Ranking / Total Funds in Category					78 / 195		64 / 141		43 / 107						40 / 84
Seligman International Growth Fund (2)	36.70	12/31/2008	2.00	-57.92	98%	-14.32	93%	-3.92	89%	-7.01	95%	4/2/1992	-0.02	4/2/1992	88%	5.75	-60.34	-16.00	-5.05	-7.56	-0.37
Lipper Fund Ranking / Total Funds in Category					192 / 195		132 / 141		96 / 107		37 / 38				7 / 7
International Multi Cap Value Funds
RiverSource Partners International Select Value Fund (2)	856.00	12/31/2008	1.29	-49.24	95%	-11.95	92%	0.28	68%			9/28/2001	4.18	9/28/2001	69%	5.75	-52.16	-13.67	-0.90		3.33
Lipper Fund Ranking / Total Funds in Category					133 / 139		88 / 95		55 / 80						43 / 62
International Small/Mid Cap Core Funds
RiverSource Partners International Small Cap Fund (2)	48.70	12/31/2008	1.97	-50.06	59%	-12.67	63%	-2.08	75%			10/3/2002	6.14	10/3/2002	84%	5.75	-52.94	-14.38	-3.23		5.14
Lipper Fund Ranking / Total Funds in Category					42 / 71		32 / 50		36 / 47						35 / 41

Equity Fund Performance & Lipper Ranking

As of December 31, 2008

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns @ POP (1)
	Total Net	Total Net	Gross									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Large Cap Core Funds
RiverSource Large Cap Equity Fund	2,445.10	12/31/2008	1.05	-42.40	89%	-12.07	88%	-5.37	89%			3/28/2002	-3.92	3/28/2002	81%	5.75	-45.71	-13.79	-6.49		-4.76
Lipper Fund Ranking / Total Funds in Category					758 / 854		631 / 722		537 / 607						419 / 520
RiverSource Disciplined Equity Fund	2,011.30	12/31/2008	0.96	-38.74	70%	-9.10	52%	-2.59	46%			4/24/2003	1.44	4/24/2003	43%	5.75	-42.26	-10.88	-3.74		0.39
Lipper Fund Ranking / Total Funds in Category					592 / 854		369 / 722		279 / 607						240 / 567
Large Cap Growth Funds
RiverSource Growth Fund	1,218.50	12/31/2008	1.04	-44.59	83%	-14.18	91%	-5.75	88%	-6.17	92%	3/1/1972	9.56	3/31/1972	45%	5.75	-47.78	-15.85	-6.86	-6.72	9.38
Lipper Fund Ranking / Total Funds in Category					664 / 804		619 / 680		496 / 568		252 / 274				12 / 26
Seligman Growth Fund	229.20	12/31/2008	1.35	-44.06	79%	-10.70	55%	-4.47	60%	-5.18	86%	12/31/1936	^			5.75	-47.28	-12.44	-5.59	-5.74	^
Lipper Fund Ranking / Total Funds in Category					632 / 804		368 / 680		341 / 568		235 / 274
Large Cap Value Fund
RiverSource Equity Value Fund	587.40	12/31/2008	1.06	-39.42	73%	-8.02	41%	-0.03	16%	0.36	54%	3/20/1995	5.44	3/23/1995	67%	5.75	-42.91	-9.82	-1.21	-0.24	4.99
Lipper Fund Ranking / Total Funds in Category					432 / 598		211 / 516		66 / 430		102 / 188				68 / 102
RiverSource Large Cap Value Fund	40.50	12/31/2008	1.31	-41.39	89%	-11.44	86%	-4.22	89%			6/27/2002	-1.15	6/27/2002	87%	5.75	-44.76	-13.17	-5.35		-2.05
Lipper Fund Ranking / Total Funds in Category					532 / 598		442 / 516		381 / 430						301 / 347
Seligman Large Cap Value Fund	147.40	12/31/2008	1.51	-37.20	56%	-8.22	45%	-0.31	21%	0.50	51%	4/25/1997	3.63	4/25/1997	40%	5.75	-40.81	-10.01	-1.48	-0.10	3.10
Lipper Fund Ranking / Total Funds in Category					332 / 598		229 / 516		87 / 430		96 / 188				15 / 37
Mid Cap Core Funds
RiverSource Disciplined Small and Mid-Cap Equity Fund	161.30	12/31/2008	1.32	-35.78	26%							5/18/2006	-17.51	5/18/2006	91%	5.75	-39.47				-19.36
Lipper Fund Ranking / Total Funds in Category					91 / 359										262 / 287
Mid Cap Growth Funds
RiverSource Mid Cap Growth Fund	466.50	12/31/2008	1.08	-44.67	48%	-14.29	83%	-5.41	83%	-1.24	69%	6/4/1957	^			5.75	-47.85	-15.97	-6.52	-1.83	^
Lipper Fund Ranking / Total Funds in Category					287 / 605		435 / 525		350 / 422		134 / 196
RiverSource Partners Aggressive Growth Fund (2)	307.70	12/31/2008	1.65	-48.63	81%	-10.11	40%	-2.21	47%			4/24/2003	3.64	4/24/2003	30%	5.75	-51.59	-11.87	-3.36		2.56
Lipper Fund Ranking / Total Funds in Category					488 / 605		209 / 525		198 / 422						118 / 396
Seligman Capital Fund	197.50	12/31/2008	1.49	-48.44	78%	-14.29	83%	-5.36	82%	-0.61	65%	12/24/1969	10.25	12/31/1969	8%	5.75	-51.41	-15.97	-6.47	-1.20	10.08
Lipper Fund Ranking / Total Funds in Category					472 / 605		436 / 525		346 / 422		128 / 196				1 / 12
Mid Cap Value Funds
RiverSource Mid Cap Value Fund	1,743.40	12/31/2008	1.28	-44.30	88%	-10.43	55%	0.74	17%			2/14/2002	3.60	2/14/2002	20%	5.75	-47.50	-12.18	-0.44		2.71
Lipper Fund Ranking / Total Funds in Category					310 / 354		157 / 286		35 / 212						33 / 164
Mixed-Asset Target 2010 Funds
RiverSource Retirement PlusSM 2010 Fund	11.80	12/31/2008	1.49	-27.38	65%							5/18/2006	-5.77	5/18/2006	51%	5.75	-31.55				-7.87
Lipper Fund Ranking / Total Funds in Category					111 / 170										52 / 101
Mixed-Asset Target 2015 Funds
RiverSource Retirement Plus 2015 Fund	20.10	12/31/2008	1.31	-31.17	71%							5/18/2006	-7.29	5/18/2006	57%	5.75	-35.13				-9.36
Lipper Fund Ranking / Total Funds in Category					78 / 110										31 / 54
Seligman TargETFund 2015	26.90	12/31/2008	1.52	-33.24	75%	-7.18	61%					10/3/2005	-6.28	10/3/2005	67%	5.75	-37.08	-8.99			-7.97
Lipper Fund Ranking / Total Funds in Category					83 / 110		28 / 45								30 / 44
Mixed-Asset Target 2020 Funds
RiverSource Retirement Plus 2020 Fund	22.70	12/31/2008	1.29	-34.25	79%							5/18/2006	-8.66	5/18/2006	53%	5.75	-38.03				-10.70
Lipper Fund Ranking / Total Funds in Category					121 / 153										45 / 85
Mixed-Asset Target 2025 Funds
RiverSource Retirement Plus 2025 Fund	22.50	12/31/2008	1.34	-35.76	69%							5/18/2006	-9.60	5/18/2006	40%	5.75	-39.46				-11.62
Lipper Fund Ranking / Total Funds in Category					60 / 87										15 / 37
Seligman TargETFund 2025	27.90	12/31/2008	1.56	-38.15	78%	-8.53	52%					10/3/2005	-7.40	10/3/2005	57%	5.75	-41.71	-10.32			-9.07
Lipper Fund Ranking / Total Funds in Category					68 / 87		17 / 32								18 / 31
Mixed-Asset Target 2030 Funds
RiverSource Retirement Plus 2030 Fund	24.10	12/31/2008	1.32	-35.82	46%							5/18/2006	-9.45	5/18/2006	32%	5.75	-39.51				-11.47
Lipper Fund Ranking / Total Funds in Category					65 / 143										26 / 82

Equity Fund Performance & Lipper Ranking

As of December 31, 2008

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns @ POP (1)
	Total Net	Total Net	Gross									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Mixed-Asset Target 2035 Funds
RiverSource Retirement Plus 2035 Fund	14.80	12/31/2008	1.51	-35.78	39%							5/18/2006	-9.71	5/18/2006	38%	5.75	-39.47				-11.73
Lipper Fund Ranking / Total Funds in Category					34 / 87										13 / 34
Seligman TargETFund 2035	6.70	12/31/2008	6.75	-38.50	66%							10/2/2006	-13.84	10/2/2006	54%	5.75	-42.03				-16.09
Lipper Fund Ranking / Total Funds in Category					58 / 87										25 / 46
Mixed-Asset Target 2040 Funds
RiverSource Retirement Plus 2040 Fund	9.40	12/31/2008	1.66	-35.68	18%							5/18/2006	-9.46	5/18/2006	11%	5.75	-39.38				-11.49
Lipper Fund Ranking / Total Funds in Category					23 / 130										8 / 75
Mixed-Asset Target 2045 Funds
RiverSource Retirement Plus 2045 Fund	8.30	12/31/2008	2.10	-35.80	30%							5/18/2006	-9.62	5/18/2006	32%	5.75	-39.49				-11.64
Lipper Fund Ranking / Total Funds in Category					23 / 77										7 / 21
Seligman TargETFund 2045	4.10	12/31/2008	11.30	-38.85	58%							10/2/2006	-14.03	10/2/2006	39%	5.75	-42.37				-16.27
Lipper Fund Ranking / Total Funds in Category					45 / 77										14 / 35
Mixed-Asset Target Allocation Conservative Funds
RiverSource Portfolio Builder Conservative Fund	200.40	12/31/2008	1.06	-11.91	19%	-0.17	18%					3/4/2004	1.39	3/4/2004	17%	4.75	-16.09	-1.77			0.37
Lipper Fund Ranking / Total Funds in Category					80 / 431		57 / 321								34 / 201
RiverSource Portfolio Builder Moderate Conservative Fund	345.60	12/31/2008	1.10	-18.31	57%	-1.69	42%					3/4/2004	0.96	3/4/2004	25%	4.75	-22.19	-3.27			-0.05
Lipper Fund Ranking / Total Funds in Category					246 / 431		134 / 321								50 / 201
Mixed-Asset Target Allocation Growth Funds
RiverSource Portfolio Builder Moderate Aggressive Fund	852.80	12/31/2008	1.23	-29.97	52%	-5.34	46%					3/4/2004	-0.60	3/4/2004	33%	5.75	-33.99	-7.19			-1.81
Lipper Fund Ranking / Total Funds in Category					352 / 684		250 / 548								147 / 456
Seligman Income and Growth Fund	39.10	12/31/2008	1.46	-37.84	92%	-11.09	98%	-5.14	98%	-3.24	98%	3/31/1947	^			5.75	-41.41	-12.82	-6.26	-3.82	^
Lipper Fund Ranking / Total Funds in Category					626 / 684		533 / 548		428 / 438		242 / 247
Mixed-Asset Target Allocation Moderate Funds
RiverSource Balanced Fund	562.90	12/31/2008	0.95	-29.64	80%	-6.31	79%	-1.42	76%	-2.39	95%	4/16/1940	^			5.75	-33.68	-8.15	-2.58	-2.96	^
Lipper Fund Ranking / Total Funds in Category					412 / 514		303 / 383		207 / 274		139 / 146
RiverSource Portfolio Builder Moderate Fund	879.40	12/31/2008	1.16	-24.39	43%	-3.46	35%					3/4/2004	0.36	3/4/2004	23%	5.75	-28.73	-5.35			-0.87
Lipper Fund Ranking / Total Funds in Category					218 / 514		132 / 383								63 / 281
Seligman Asset Allocation Balanced Fund	9.80	12/31/2008	2.19	-35.98	95%	-9.16	93%	-2.95	91%			1/10/2000	-3.88	1/10/2000	99%	5.75	-39.66	-10.94	-4.09		-4.52
Lipper Fund Ranking / Total Funds in Category					487 / 514		356 / 383		248 / 274						154 / 155
Seligman TargETFund Core	60.20	12/31/2008	1.38	-25.58	52%	-5.06	64%					10/3/2005	-4.37	10/3/2005	64%	5.75	-29.86	-6.91			-6.10
Lipper Fund Ranking / Total Funds in Category					265 / 514		244 / 383								233 / 364
Multi Cap Core Funds
RiverSource Disciplined Large Cap Growth Fund	217.40	12/31/2008	1.13	-40.77	69%							5/17/2007	-27.25	5/17/2007	56%	5.75	-44.18				-29.86
Lipper Fund Ranking / Total Funds in Category					541 / 794										422 / 753
RiverSource Partners Fundamental Value Fund (2)	553.30	12/31/2008	1.27	-39.81	57%	-10.44	67%	-2.77	59%			6/18/2001	-1.39	6/18/2001	45%	5.75	-43.27	-12.19	-3.92		-2.16
Lipper Fund Ranking / Total Funds in Category					452 / 794		434 / 647		271 / 461						135 / 302
RiverSource Portfolio Builder Aggressive Fund	389.70	12/31/2008	1.29	-35.63	22%	-7.42	17%					3/4/2004	-1.68	3/4/2004	17%	5.75	-39.33	-9.23			-2.88
Lipper Fund Ranking / Total Funds in Category					168 / 794		108 / 647								78 / 483
RiverSource Portfolio Builder Total Equity Fund	327.10	12/31/2008	1.34	-40.94	70%	-9.55	50%					3/4/2004	-2.77	3/4/2004	37%	5.75	-44.34	-11.32			-3.96
Lipper Fund Ranking / Total Funds in Category					549 / 794		320 / 647								178 / 483
Seligman Asset Allocation Aggressive Growth Fund	11.20	12/31/2008	2.30	-45.80	91%	-10.65	71%	-1.86	39%			1/10/2000	-2.97	1/10/2000	72%	5.75	-48.92	-12.40	-3.01		-3.61
Lipper Fund Ranking / Total Funds in Category					717 / 794		459 / 647		178 / 461						158 / 220
Seligman Asset Allocation Growth Fund	18.20	12/31/2008	2.19	-45.51	90%	-10.95	76%	-2.21	46%			1/10/2000	-3.18	1/10/2000	76%	5.75	-48.64	-12.69	-3.36		-3.82
Lipper Fund Ranking / Total Funds in Category					710 / 794		488 / 647		212 / 461						167 / 220
Seligman Asset Allocation Moderate Growth Fund	19.40	12/31/2008	2.08	-44.98	89%	-11.07	76%	-2.99	64%			1/10/2000	-3.58	1/10/2000	82%	5.75	-48.14	-12.81	-4.13		-4.21
Lipper Fund Ranking / Total Funds in Category					701 / 794		492 / 647		294 / 461						180 / 220
Seligman Common Stock Fund	101.50	12/31/2008	1.33	-44.56	88%	-14.16	94%	-6.46	95%	-6.06	98%	12/31/1929	^			5.75	-47.75	-15.84	-7.56	-6.62	^
Lipper Fund Ranking / Total Funds in Category					692 / 794		609 / 647		438 / 461		178 / 181
Multi Cap Value Funds
RiverSource Partners Select Value Fund (2)	268.50	12/31/2008	1.53	-36.76	44%	-7.49	26%	-1.77	46%			3/8/2002	1.11	3/8/2002	15%	5.75	-40.40	-9.29	-2.92		0.24
Lipper Fund Ranking / Total Funds in Category					170 / 389		80 / 307		109 / 238						28 / 191
Real Estate Funds
RiverSource Real Estate Fund	132.80	12/31/2008	1.45	-39.39	56%	-11.90	48%					3/4/2004	-0.42	3/4/2004	29%	5.75	-42.87	-13.62			-1.64
Lipper Fund Ranking / Total Funds in Category					130 / 232		91 / 192								48 / 167
Seligman LaSalle Monthly Dividend Real Estate Fund (2)	29.40	12/31/2008	1.79	-44.94	87%	-18.46	91%	-6.53	91%			7/16/2003	-3.51	7/16/2003	90%	5.75	-48.11	-20.05	-7.63		-4.55
Lipper Fund Ranking / Total Funds in Category					201 / 232		174 / 192		146 / 160						124 / 138
S&P 500 Index Objective Funds
RiverSource S&P 500 Index Fund (3)	120.90	12/31/2008	0.68	-36.93	10%	-8.69	45%	-2.66	59%			10/25/1999	-2.75	10/28/1999	77%	N/A	-36.93	-8.69	-2.66		-2.75
Science & Technology Funds
Seligman Communications & Information Fund	2,226.20	12/31/2008	1.46	-36.52	15%	-3.86	10%	1.07	10%	0.70	25%	6/23/1983	12.06	6/30/1983	40%	5.75	-40.17	-5.74	-0.12	0.10	11.80
Lipper Fund Ranking / Total Funds in Category					23 / 155		14 / 141		12 / 126		11 / 44				2 / 4
Small Cap Core Funds
RiverSource Partners Small Cap Equity Fund (2)	131.70	12/31/2008	1.70	-36.59	58%	-11.16	64%	-2.01	60%			3/8/2002	-0.36	3/8/2002	71%	5.75	-40.23	-12.90	-3.17		-1.23
Lipper Fund Ranking / Total Funds in Category					452 / 779		394 / 620		292 / 491						285 / 401
RiverSource Partners Small Cap Value Fund (2)	310.40	12/31/2008	1.57	-34.32	40%	-10.38	56%	-1.87	57%			6/18/2001	2.45	6/18/2001	42%	5.75	-38.10	-12.13	-3.03		1.64
Lipper Fund Ranking / Total Funds in Category					308 / 779		346 / 620		278 / 491						144 / 343
RiverSource Small Cap Advantage Fund	153.50	12/31/2008	1.34	-38.70	73%	-13.09	84%	-3.98	83%			5/4/1999	1.00	5/6/1999	92%	5.75	-42.22	-14.79	-5.11		0.38
Lipper Fund Ranking / Total Funds in Category					568 / 779		519 / 620		408 / 491						216 / 235
RiverSource Small Company Index Fund	386.30	12/31/2008	0.93	-31.54	21%	-8.15	27%	0.09	27%	4.26	52%	8/19/1996	5.75	8/22/1996	57%	5.75	-35.48	-9.95	-1.08	3.65	5.24
Lipper Fund Ranking / Total Funds in Category					157 / 779		167 / 620		128 / 491		114 / 222				57 / 99
Seligman Smaller Cap Value Fund	128.20	12/31/2008	1.71	-41.19	85%	-8.80	37%	-2.38	66%	4.93	42%	4/25/1997	5.12	4/25/1997	62%	5.75	-44.57	-10.58	-3.53	4.31	4.59
Lipper Fund Ranking / Total Funds in Category					657 / 779		227 / 620		320 / 491		93 / 222				21 / 33
Small Cap Growth Funds
RiverSource Partners Small Cap Growth Fund (2)	96.30	12/31/2008	1.79	-43.43	63%	-11.26	48%	-5.19	72%			1/24/2001	-5.25	1/24/2001	71%	5.75	-46.68	-12.99	-6.31		-5.96
Lipper Fund Ranking / Total Funds in Category					375 / 603		243 / 507		289 / 406						214 / 301
Seligman Frontier Fund	35.40	12/31/2008	1.90	-42.31	52%	-9.64	29%	-4.33	57%	-3.36	89%	12/10/1984	7.60	12/31/1984	67%	5.75	-45.63	-11.41	-5.45	-3.93	7.33
Lipper Fund Ranking / Total Funds in Category					312 / 603		145 / 507		228 / 406		180 / 202				6 / 8
Small Cap Value Funds
RiverSource Disciplined Small Cap Value Fund	44.10	12/31/2008	1.59	-30.56	39%							2/16/2006	-14.49	2/16/2006	70%	5.75	-34.55				-16.24
Lipper Fund Ranking / Total Funds in Category					124 / 321										188 / 271

^   Since fund inception returns and rankings are not available.  Actual fund inception date pre-dates data in Lipper database.

(1)  Since inception returns for periods less than one year in length are cumulative.

(2)  Mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc.

(3)  RiverSource S&P 500 Index Fund data is for D shares.

Fixed Income Fund Performance & Lipper Ranking

As of December 31, 2008

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results.  The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

				Rankings and Annualized Returns at NAV (1)												Annualized Returns @ POP (1)
	Total Net	Total Net	Total									Fund	Since			Max. Front
	Assets	Assets	Expense	1 year		3 years		5 years		10 years		Inception	Inception	Ranking Since		Sales					Since
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking	Return	Ranking	Date	Return	Date	Ranking	Charge	1 year	3 years	5 years	10 years	Inception
Taxable Funds
Emerging Markets Debt Funds
RiverSource Emerging Markets Bond Fund	183.40	12/31/2008	1.41	-19.57	68%							2/16/2006	-2.86	2/16/2006	63%	4.75	-23.39				-4.49
Lipper Fund Ranking / Total Funds in Category					56 / 82										36 / 57
Flexible Portfolio Funds
RiverSource Absolute Return Currency & Income Fund	693.10	12/31/2008	1.39	1.07	3%							6/15/2006	4.47	6/15/2006	8%	3	-1.96				3.22
Lipper Fund Ranking / Total Funds in Category					4 / 169										9 / 117
General U.S. Government Funds
Seligman U.S. Government Securities Fund	84.60	12/31/2008	1.38	8.75	19%	5.70	35%	3.60	62%	4.30	64%	3/11/1985	6.73	3/31/1985	50%	4.5	3.86	4.09	2.65	3.82	6.53
Lipper Fund Ranking / Total Funds in Category					30 / 159		50 / 146		77 / 124		47 / 73				5 / 9
Global Income Funds
RiverSource Global Bond Fund	575.00	12/31/2008	1.32	-1.08	40%	4.35	37%	3.42	49%	4.30	54%	3/20/1989	6.99	3/31/1989	38%	4.75	-5.77	2.67	2.42	3.79	6.73
Lipper Fund Ranking / Total Funds in Category					48 / 122		36 / 98		44 / 89		30 / 55				3 / 7
High Current Yield Funds
RiverSource High Yield Bond Fund	895.60	12/31/2008	1.13	-24.58	47%	-5.18	42%	-0.11	20%	1.58	49%	12/8/1983	6.53	12/31/1983	46%	4.75	-28.16	-6.71	-1.08	1.09	6.32
Lipper Fund Ranking / Total Funds in Category					218 / 468		164 / 398		65 / 335		98 / 202				10 / 21
RiverSource Income Opportunities Fund	205.00	12/31/2008	1.17	-19.57	13%	-3.57	14%	0.52	9%			6/19/2003	1.69	6/19/2003	14%	4.75	-23.39	-5.12	-0.46		0.80
Lipper Fund Ranking / Total Funds in Category					58 / 468		53 / 398		27 / 335						44 / 326
Seligman High Yield Fund	134.50	12/31/2008	1.38	-32.21	90%	-9.14	91%	-4.00	95%	-3.33	96%	3/11/1985	5.08	3/31/1985	81%	4.5	-35.26	-10.52	-4.88	-3.78	4.88
Lipper Fund Ranking / Total Funds in Category					420 / 468		362 / 398		319 / 335		194 / 202				21 / 25
Intermediate Investment Grade Debt Funds
RiverSource Diversified Bond Fund	3,228.50	12/31/2008	0.95	-6.43	66%	1.18	60%	2.00	58%	3.41	79%	10/3/1974	8.57	10/31/1974	25%	4.75	-10.87	-0.44	1.02	2.91	8.41
Lipper Fund Ranking / Total Funds in Category					377 / 571		277 / 467		227 / 394		158 / 199				1 / 3
Seligman Core Fixed Income Fund	19.50	12/31/2008	2.00	-3.42	52%	1.50	56%	1.55	66%			10/1/2001	2.73	10/1/2001	69%	4.5	-7.77	-0.04	0.62		2.08
Lipper Fund Ranking / Total Funds in Category					293 / 571		259 / 467		260 / 394						219 / 320
Loan Participation Funds
RiverSource Floating Rate Fund	273.50	12/31/2008	1.09	-30.44	65%							2/16/2006	-9.55	2/16/2006	47%	3	-32.52				-10.51
Lipper Fund Ranking / Total Funds in Category					53 / 81										25 / 53
Mixed-Asset Target Allocation Conservative Funds
RiverSource Income Builder Basic Income Fund	235.20	12/31/2008	1.06	-14.88	32%							2/16/2006	-1.16	2/16/2006	24%	4.75	-18.92				-2.82
Lipper Fund Ranking / Total Funds in Category					135 / 431										79 / 336
RiverSource Income Builder Moderate Income Fund	413.40	12/31/2008	1.09	-19.01	63%							2/16/2006	-2.62	2/16/2006	50%	4.75	-22.86				-4.26
Lipper Fund Ranking / Total Funds in Category					270 / 431										167 / 336
RiverSource Income Builder Enhanced Income Fund	198.80	12/31/2008	1.18	-21.28	76%							2/16/2006	-3.60	2/16/2006	66%	4.75	-25.02				-5.22
Lipper Fund Ranking / Total Funds in Category					326 / 431										221 / 336
Multi-Sector Income Funds
RiverSource Strategic Income Allocation Fund	149.60	12/31/2008	1.13	-14.62	56%							5/17/2007	-8.85	5/17/2007	60%	4.75	-18.68				-11.54
Lipper Fund Ranking / Total Funds in Category					84 / 151										81 / 134
Short-Intermediate Investment Grade Debt Funds
RiverSource Limited Duration Bond Fund	163.70	12/31/2008	1.08	-6.04	73%	0.85	73%	1.46	66%			6/19/2003	1.25	6/19/2003	68%	3	-8.86	-0.17	0.84		0.69
Lipper Fund Ranking / Total Funds in Category					108 / 147		98 / 134		83 / 126						81 / 119
Short U.S. Government Funds
RiverSource Short Duration U.S. Government Fund	768.10	12/31/2008	1.04	-1.53	85%	2.52	85%	1.94	86%	3.03	86%	8/19/1985	5.88	8/31/1985	17%	3	-4.48	1.49	1.32	2.71	5.75
Lipper Fund Ranking / Total Funds in Category					74 / 87		71 / 83		66 / 76		46 / 53				1 / 5
Treasury Inflation Protected Securities Funds
RiverSource Inflation Protected Securities Fund	763.20	12/31/2008	0.93	-0.72	14%	3.27	18%					3/4/2004	3.27	3/4/2004	23%	3	-3.70	2.22			2.62
Lipper Fund Ranking / Total Funds in Category					18 / 133		19 / 108								13 / 57
U.S. Mortgage Funds
RiverSource U.S. Government Mortgage Fund	351.30	12/31/2008	1.09	-3.14	74%	2.01	65%	2.46	64%			2/14/2002	3.24	2/14/2002	59%	4.75	-7.75	0.37	1.47		2.52
Lipper Fund Ranking / Total Funds in Category					66 / 89		53 / 81		50 / 78						41 / 69
Tax-Exempt Funds
California Municipal Debt Funds
RiverSource California Tax-Exempt Fund	155.90	12/31/2008	0.87	-7.35	35%	-0.71	40%	1.20	32%	2.83	37%	8/18/1986	5.05	8/31/1986	80%	4.75	-11.75	-2.30	0.22	2.33	4.82
Lipper Fund Ranking / Total Funds in Category					41 / 119		42 / 106		32 / 101		26 / 71				16 / 19
Seligman Municipal California High-Yield Fund	33.60	12/31/2008	0.95	-4.63	8%	1.05	3%	2.38	1%	3.64	5%	11/20/1984	6.81	11/30/1984	9%	4.5	-8.92	-0.49	1.44	3.16	6.60
Lipper Fund Ranking / Total Funds in Category					9 / 119		3 / 106		1 / 101		3 / 71				1 / 11
Seligman Municipal California Quality Fund	39.50	12/31/2008	0.92	-2.67	3%	1.11	2%	2.11	3%	3.49	13%	11/20/1984	6.64	11/30/1984	34%	4.5	-7.05	-0.43	1.17	3.01	6.44
Lipper Fund Ranking / Total Funds in Category					3 / 119		2 / 106		3 / 101		9 / 71				4 / 11
Colorado Municipal Debt Funds
Seligman Municipal Colorado Fund	30.20	12/31/2008	0.94	-0.02	10%	2.35	10%	2.82	10%	3.93	12%	5/1/1986	5.45	5/31/1986	50%	4.5	-4.52	0.79	1.88	3.45	5.24
Lipper Fund Ranking / Total Funds in Category					2 / 21		2 / 20		2 / 20		2 / 16				1 / 1
Florida Municipal Debt Funds
Seligman Municipal Florida Fund	20.30	12/31/2008	1.14	-3.58	5%	0.86	10%	1.69	19%	3.42	16%	11/17/1986	5.54	11/30/1986	50%	4.5	-7.92	-0.68	0.76	2.94	5.32
Lipper Fund Ranking / Total Funds in Category					1 / 23		2 / 21		4 / 21		3 / 18				1 / 1
General Municipal Debt Funds
RiverSource Tax-Exempt High Income Fund	2,119.30	12/31/2008	1.13	-9.62	66%	-1.53	67%	0.36	68%	2.48	55%	5/7/1979	6.08	5/31/1979	53%	4.75	-13.91	-3.11	-0.62	1.98	5.90
Lipper Fund Ranking / Total Funds in Category					149 / 228		140 / 208		135 / 199		80 / 146				11 / 20
RiverSource Tax-Exempt Bond Fund	624.60	12/31/2008	0.94	-6.74	42%	-0.40	45%	1.06	50%	2.82	39%	11/24/1976	5.47	11/30/1976	63%	4.75	-11.17	-2.01	0.08	2.32	5.31
Lipper Fund Ranking / Total Funds in Category					94 / 228		93 / 208		99 / 199		57 / 146				5 / 7
Seligman Municipal National Fund	61.60	12/31/2008	0.90	-3.21	20%	1.23	15%	2.01	17%	3.15	29%	12/30/1983	6.78	12/31/1983	35%	4.5	-7.57	-0.31	1.07	2.67	6.58
Lipper Fund Ranking / Total Funds in Category					45 / 228		30 / 208		34 / 199		42 / 146				11 / 31
Georgia Municipal Debt Funds
Seligman Municipal Georgia Fund	22.10	12/31/2008	0.94	-6.25	50%	-0.19	50%	0.82	60%	2.74	59%	6/15/1987	5.40	6/30/1987	67%	4.5	-10.47	-1.71	-0.10	2.26	5.18
Lipper Fund Ranking / Total Funds in Category					11 / 21		10 / 19		12 / 19		10 / 16				2 / 2
Intermediate Municipal Debt Funds
RiverSource Intermediate Tax-Exempt Fund	80.30	12/31/2008	0.95	-2.76	64%	0.92	73%	1.41	73%	3.07	73%	11/13/1996	3.41	11/14/1996	80%	3	-5.68	-0.10	0.79	2.76	3.15
Lipper Fund Ranking / Total Funds in Category					102 / 160		108 / 148		94 / 128		55 / 75				55 / 68
Massachusetts Municipal Debt Funds
Seligman Municipal Massachusetts Fund	58.10	12/31/2008	0.89	1.48	3%	2.73	3%	2.61	9%	3.97	10%	12/30/1983	6.68	12/31/1983	67%	4.5	-3.09	1.17	1.66	3.49	6.48
Lipper Fund Ranking / Total Funds in Category					1 / 41		1 / 37		3 / 36		3 / 30				2 / 2
Maryland Municipal Debt Funds
Seligman Municipal Maryland Fund	32.40	12/31/2008	0.94	-0.63	18%	2.15	10%	2.68	4%	3.60	14%	10/1/1985	5.95	10/31/1985	34%	4.5	-5.10	0.59	1.74	3.12	5.74
Lipper Fund Ranking / Total Funds in Category					6 / 33		3 / 29		1 / 28		3 / 21				1 / 2
Michigan Municipal Debt Funds
Seligman Municipal Michigan Fund	66.50	12/31/2008	0.87	-2.45	9%	1.18	12%	1.78	34%	3.47	24%	7/18/1984	6.77	7/31/1984	50%	4.5	-6.84	-0.36	0.85	2.99	6.57
Lipper Fund Ranking / Total Funds in Category					2 / 22		2 / 17		6 / 17		4 / 16				1 / 1
Minnesota Municipal Debt Funds
RiverSource Minnesota Tax-Exempt Fund	284.20	12/31/2008	0.99	-4.52	34%	0.43	27%	1.43	42%	3.06	32%	8/18/1986	5.27	8/31/1986	80%	4.75	-9.05	-1.18	0.45	2.56	5.04
Lipper Fund Ranking / Total Funds in Category					14 / 41		10 / 37		15 / 35		9 / 28				4 / 4
Seligman Municipal Minnesota Fund	66.10	12/31/2008	0.88	1.05	3%	2.51	3%	2.51	6%	3.65	14%	12/30/1983	6.27	12/31/1983	50%	4.5	-3.50	0.95	1.57	3.18	6.07
Lipper Fund Ranking / Total Funds in Category					1 / 41		1 / 37		2 / 35		4 / 28				1 / 1
Missouri Municipal Debt Funds
Seligman Municipal Missouri Fund	25.20	12/31/2008	0.94	-1.81	6%	1.60	7%	2.13	14%	3.61	16%	7/1/1986	5.68	7/31/1986	50%	4.5	-6.23	0.05	1.19	3.14	5.46
Lipper Fund Ranking / Total Funds in Category					1 / 16		1 / 14		2 / 14		2 / 12				1 / 1
North Carolina Municipal Debt Funds
Seligman Municipal North Carolina Fund	13.10	12/31/2008	1.29	2.79	4%	2.94	4%	2.69	5%	3.74	5%	8/27/1990	5.41	8/31/1990	20%	4.5	-1.83	1.37	1.75	3.26	5.15
Lipper Fund Ranking / Total Funds in Category					1 / 28		1 / 24		1 / 22		1 / 20				1 / 4
New Jersey Municipal Debt Funds
Seligman Municipal New Jersey Fund	26.30	12/31/2008	1.17	-5.72	35%	0.15	40%	1.24	60%	2.94	47%	2/16/1988	5.28	2/29/1988	80%	4.5	-9.96	-1.37	0.31	2.46	5.05
Lipper Fund Ranking / Total Funds in Category					16 / 45		15 / 37		22 / 36		15 / 31				4 / 4
New York Municipal Debt Funds
RiverSource New York Tax-Exempt Fund	49.80	12/31/2008	1.12	-6.47	47%	-0.18	53%	1.12	53%	2.87	45%	8/18/1986	4.99	8/31/1986	83%	4.75	-10.91	-1.78	0.14	2.37	4.76
Lipper Fund Ranking / Total Funds in Category					46 / 98		49 / 93		49 / 93		31 / 69				14 / 16
Seligman Municipal New York Fund	67.10	12/31/2008	0.85	-0.55	4%	2.21	5%	2.58	2%	3.88	5%	12/30/1983	6.91	12/31/1983	40%	4.5	-5.02	0.65	1.64	3.40	6.71
Lipper Fund Ranking / Total Funds in Category					3 / 98		4 / 93		1 / 93		3 / 69				2 / 4
Ohio Municipal Debt Funds
Seligman Municipal Ohio Fund	83.00	12/31/2008	0.86	0.71	9%	2.49	10%	2.56	13%	3.71	15%	12/30/1983	6.67	12/31/1983	50%	4.5	-3.82	0.93	1.62	3.23	6.47
Lipper Fund Ranking / Total Funds in Category					3 / 36		3 / 31		4 / 31		4 / 27				1 / 1
Other States Municipal Debt Funds
Seligman Municipal Louisianna Fund	24.20	12/31/2008	0.94	-4.37	29%	0.82	27%	1.63	34%	3.23	29%	10/1/1985	6.15	10/31/1985	34%	4.5	-8.68	-0.72	0.70	2.76	5.94
Lipper Fund Ranking / Total Funds in Category					43 / 148		36 / 133		45 / 133		33 / 114				2 / 5
Seligman Municipal Oregon Fund	44.50	12/31/2008	0.90	-1.25	9%	1.95	9%	2.48	7%	3.72	8%	10/15/1986	5.54	10/31/1986	38%	4.5	-5.70	0.40	1.54	3.24	5.32
Lipper Fund Ranking / Total Funds in Category					12 / 148		12 / 133		9 / 133		9 / 114				3 / 7
Seligman Municipal South Carolina Fund	58.40	12/31/2008	0.87	-4.55	32%	0.63	36%	1.88	22%	3.43	17%	6/30/1987	5.71	6/30/1987	37%	4.5	-8.85	-0.90	0.94	2.96	5.48
Lipper Fund Ranking / Total Funds in Category					47 / 148		47 / 133		29 / 133		19 / 114				4 / 10
Pennsylvania Municipal Debt Funds
Seligman Municipal Pennsylvania Fund	13.70	12/31/2008	1.35	0.10	2%	1.88	11%	2.07	9%	3.39	14%	7/15/1986	5.86	7/31/1986	50%	4.5	-4.41	0.32	1.13	2.92	5.64
Lipper Fund Ranking / Total Funds in Category					1 / 56		5 / 48		4 / 48		6 / 45				2 / 3

(1)  Since inception returns for periods less than one year in length are cumulative.

Ameriprise Financial, Inc.

Fund Performance & Lipper Ranking

As of December 31, 2008

Source of Data:  Lipper

Important Disclosures

Rankings based on annualized total returns, excluding sales charges.  Net asset value (NAV) returns for all periods would have been lower if the applicable sales charges were included.

Please note the following about the “Ranking since” Lipper Rankings: In order to obtain a more accurate “since inception” Lipper Ranking for funds with an inception prior to 2000, the  Thursday or month-end date following the actual inception date was used, rather than the actual inception date.  When researching since inception rankings, please use the “Ranking Since” date.

Please note the following about the “Annualized Returns @ POP”:  The POP return is calculated assuming a one-time purchase of the Fund at the maximum sales charge listed in the exhibit.  RiverSource S&P 500 Index Fund has no sales loads, however, a redemption fee of 0.50% is charged on shares redeemed within 180 days of purchase.

Net assets per fund include all share classes.  Assets for RiverSource Portfolio Builder Funds, RiverSource Income Builder Funds and RiverSource Retirement Plus Funds are invested in other  RiverSource Funds and therefore would be double counted if assets are summed to reach a total.

Fee waivers were in place for each subadvised fund shown and the return would have been lower for each Fund had fee waivers not been in place.

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

You should consider the investment objectives, risks, and charges and expenses of mutual funds carefully before investing. For a free prospectus, which contains this and other important information about the funds, call (800) 297-3863, TTY: (800) 846-4852.  Read the prospectus carefully before investing.

The RiverSource Global Technology Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

Investments in small- and mid-capitalization companies often involve greater risk and potential volatility than investments in larger, more established companies.

The RiverSource Precious Metals Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

Investments in Real Estate Securities may be subject to specific risks, such as risks to general and local economic conditions, and risks to individual properties.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity and volatile prices. The risks of international investing are particularly significant in emerging markets.

There are risks associated with an investment in a bond fund, including the impact of interest rates, credit and inflation. These and other risk considerations are discussed in the fund’s prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called “high-yield” or “junk” bonds,  generally have more volatile prices and carry more risk to principle and income than investment grade securities.

High yield funds invest in lower-rated bonds, which generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Principal risks associated with the RiverSource Inflation Protected Securities Fund include style risk, interest rate risk, market risk, credit risk, liquidity risk and sector/concentration risk. Treasury Inflation Protected Securities (TIPS) are backed by the full faith and credit of the U.S. government. The U.S. government guarantee applies only to the underlying TIPS securities, and not the Fund itself.

Income from tax-exempt funds may be subject to state and local taxes, and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax  rules will apply to any capital gains distribution.

Important Disclosures - continued

Shares of the RiverSource Short Duration U.S. Government Fund and the RiverSource U.S. Government Mortgage Fund are not insured or guaranteed by the U.S. government.

The Floating Rate Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably.  The principal risks of investing in the fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, derivatives risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as  much as interest rates in general.  Limited liquidity may affect the ability of the fund to purchase or sell floating rate loans and may have a negative impact on fund performance.  The floating rate loans and  securities in which the fund invests generally are lower-rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities. See the Fund’s prospectus for information on these and other risks associated with the Fund.

The RiverSource Portfolio Builder Funds, RiverSource Income Builder Funds and RiverSource Retirement Plus Funds are “funds of funds” comprised of holdings in several different RiverSource funds, which may include small cap, mid cap, large cap, money market, international, bond and/or other sector funds. Specific risk considerations are discussed in each fund’s prospectus. Each of the underlying funds in which the portfolio invests has its own investment risks, and those risks can affect the value of each portfolio’s shares and investments. See each fund’s prospectus for specific risks that may be associated with the underlying funds.

Fund returns for Seligman Capital Fund prior to September 26, 2002 do not reflect the increased management fee effective on such date. This fee, if reflected, would reduce the performance data quoted for the Fund for such periods. Seligman is waiving all or part of its investment management fee and/or reimbursing Fund expenses for Seligman California High-Yield Municipal Fund, Seligman Florida Municipal Fund, Seligman Frontier Fund, Seligman Core Fixed Income Fund, Seligman LaSalle Global Real Estate Fund, Seligman LaSalle Monthly Dividend Real Estate Fund, Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman International Growth Fund, Seligman TargETFund Core, Seligman TargETFund 2015, Seligman TargETFund 2026, Seligman TargETFund 2035, Seligman TargETFund 2045, Seligman Asset Allocation Aggressive Growth Fund, Seligman Asset Allocation Growth Fund, Seligman Asset Allocation Moderate Growth Fund, Seligman Asset Allocation Balanced Fund. In addition, from time to time, Seligman has reimbursed expenses or waived investment management fees of other Seligman Mutual Funds. Seligman may implement or discontinue voluntary expense reimbursements or fee waivers at any time. Absent such reimbursement/waivers, returns would have been lower.

Dividends paid by Seligman LaSalle Monthly Dividend Real Estate Fund generally will be taxable as ordinary income. It is expected that income dividends paid by the Fund generally will not be eligible for the reduction in dividend tax rates set forth in the jobs and Growth Tax Relief Reconciliation Act of 2003.

The four funds within the Seligman Asset Allocation Series and Seligman TargetHorizon ETF Portfolios SM Invest in the Seligman Mutual Funds (Underlying Seligman Funds) and exchange traded funds (ETFs), respectively, to implement their unique asset allocation strategies. Investments in the underlying Seligman Funds or ETFs involve risk, including the risk of loss of principal. An investor to a Fund within the Seligman Asset Allocation Series or Seligman TargetHorizon ETF Portfolios SM will indirectly bear the operating expenses of the Underlying Seligman Funds or ETFs, as applicable, in which the Fund invests. Thus, the expenses borne by the investor will be higher than it he or she invested directly in the Underlying Seligman Funds or ETFs, and the returns may therefore be lower.

The Funds listed have are actively managed and their holdings are subject to change. There can be no assurance that the securities set forth in the links below have remained or will remain in a Fund’s portfolio. Information regarding a Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor. Monthly portfolio holdings information does not represent an entire portfolio and, in the aggregate, may only represent a small portion of a Fund’s total holdings. It should not be assumed that any of the securities, transactions or holdings listed in the links below were or will be profitable.

“Standard & Poor’s®,” “S&P,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of the McGraw-Hill Companies, Inc. These trademarks and service marks have been licensed for use by RiverSource Investments. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s or any of their subsidiaries or affiliates (the “Licensors”) and the Licensors make no representation regarding the advisability of investing in the Funds.

Investment products are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by any financial institution; and involve investment risks including possible loss of principal and fluctuation in value.

RiverSourceSM mutual funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members FINRA, and managed by RiverSource Investments, LLC.   These companies are part of Ameriprise Financial, Inc.

Brokerage, investment and financial advisory services are made available through Ameriprise Financial Services, Inc. Member FINRA and SIPC. Ameriprise Bank, FSB, member FDIC, provides certain deposit and lending products and services for Ameriprise Financial Services, Inc. Ameriprise Bank, FSB deposit products are FDIC-insured up to $100,000 per customer.

RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and annuity products are issued by RiverSource Life Insurance Company, and in New York only by RiverSource Life Insurance Co. of New York, Albany, NY. Only RiverSource Life Insurance Co. of New York is authorized to sell insurance products in the state of NY.

RiverSource Investments employs Threadneedle® as a subadvisor. Threadneedle mutual funds are distributed by RiverSource Distributors, Inc. Member FINRA. These companies are part of Ameriprise Financial, Inc.

RiverSource Investments, LLC is an SEC-registered investment adviser that offers investment products and services under the names RiverSource Institutional Advisors, RiverSource Alternative Investments, RiverSource Capital Management and RiverSource Insurance Assets.  RiverSource Investments LLC also serves as the Investment Manager for the RiverSource mutual funds.

Ameriprise Certificates are issued by Ameriprise Certificate Company and distributed by Ameriprise Financial Services, Inc. Member FINRA.

Ameriprise Auto & Home Insurance issues auto, home and umbrella insurance underwritten by AMEX Assurance Company (AMEX Assurance) or IDS Property Casualty Insurance Company (IDS Property Casualty), DePere, WI.

Mortgages and home equity loans are provided by Ameriprise Bank, FSB, an FDIC-insured federal savings bank. Ameriprise Bank, FSB, an Equal Housing Lender, is an Ameriprise Financial Services, Inc. company.

These companies, including Securities America, Inc., Member FINRA, are all affiliated with Ameriprise Financial, Inc.

Exhibit B

Statistical Supplement Package

(unaudited)

Fourth Quarter 2008

Reconciliation Tables

Ameriprise Financial, Inc.

Return on Equity Calculation (1)

Fourth Quarter 2008

	Return on Equity Calculation for the Twelve Months Ended
(in millions, unaudited)	December 31, 2007	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008

Return	$814	$840	$854	$586	$(38)
Equity	$7,765	$7,696	$7,613	$7,436	$7,123
Return on Equity	10.5%	10.9%	11.2%	7.9%	(0.5)%

(1)	Return on equity is calculated using the trailing twelve months income in the numerator and equity, calculated using a five point average of quarter-end equity, in the denominator.

Exhibit C

Statistical Supplement Package

(unaudited)

Fourth Quarter 2008

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items

Fourth Quarter 2008

	Advice & Wealth Management		Asset Management				Annuities			Protection		Corporate
		Restructuring &			Gain on	Restructuring &			Market		Market			Restructuring &
	Securities	Integration	Securities		Sale of Operating	Integration	Securities	VA Guarantee	Impacts	Securities	Impacts	Securities	Hybrid Debt	Integration
(in millions, unaudited)	Losses (1)	Charges (7)	Losses (1)	EITF 04-5 (2)	Assets (3)	Charges (7)	Losses (1)	Impact (4)	to DAC (6)	Losses (1)	to DAC (6)	Losses (1)	Repurchase (6)	Charges (7)	Consolidated
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	(194)	—	1	—	—	—	(169)	—	—	(44)	—	(14)	—	—	(420)
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	(27)	36	—	—	—	—	—	—	—	19	—	28
Total revenues	(194)	—	1	(27)	36	—	(169)	—	—	(44)	—	(14)	19	—	(392)
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	(194)	—	1	(27)	36	—	(169)	—	—	(44)	—	(14)	19	—	(392)

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	(7)	32	—	—	—	—	—	25
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	95	171	—	49	—	—	—	315
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	—	12	—	(27)	—	5	—	—	—	—	—	—	—	62	52
Total expenses	—	12	—	(27)	—	5	—	88	203	—	49	—	—	62	392
Pretax income	$(194)	$(12)	$1	$—	$36	$(5)	$(169)	$(88)	$(203)	$(44)	$(49)	$(14)	$19	$(62)	$(784)

(1)	Pretax net realized investment losses, includes:

Net realized gains and losses on Available-for-Sale securities, increase in reserves on bank loans and the fair value adjustment on low income housing investments

(2)	In accordance with EITF 04-5, reflects consolidation of property fund limited partnerships managed by Threadneedle and hedge fund partnerships managed by RiverSource

(3)	Gain on sale of operating assets

(4)	Variable annuity guarantee impacts include:

$82 million net benefit related to variable annuity living benefit hedges

$41 million increase in DAC Amortization resulting from estimated 50% hedge offset, an immaterial portion of this offset is reflected in Benefits expenses in DSIC

$66 million write off related to expected reversal of FAS 157 credit spreads

$63 million increase in death and income benefit expenses due to lower equity market valuations

(5)	Increase in DAC and DSIC amortization related to market

(6)	Gain on repurchase of hybrid securities

(7)	Previously announced integration and restructuring charges

Ameriprise Financial, Inc.

Disclosed Items

Third Quarter 2008

	Asset Management	Annuities		Protection
		Valuation Assumption,		Valuation Assumption,
		System Conversion	VA Rider	System Conversion	Consolidated
(in millions, unaudited)	EITF 04-5 (2)	and Market (1)	Impact (3)	and Market (1)	Income Tax (4)	Consolidated
Revenues
Management and financial advice fees	$(1)	$—	$—	$—	$—	$(1)
Distribution fees	—	—	—	—	—	—
Net investment income	(1)	—	—	—	—	(1)
Premiums	—	—	—	2	—	2
Other revenues	(12)	—	—	95	—	83
Total revenues	(14)	—	—	97	—	83
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	(14)	—	—	97	—	83

Expenses
Distribution expenses	—	(1)	—	—	—	(1)
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	(41)	(27)	(43)	—	(111)
Amortization of deferred acquisition costs	—	26	13	94	—	133
Interest and debt expense	—	—	—	—	—	—
General and administrative expense	(14)	—	—	—	—	(14)
Total expenses	(14)	(16)	(14)	51	—	7
Pretax income	$—	$16	$14	$46	$—	$76

Income tax benefit					$14	$14

(1)  Net impact of annual review/updating of valuation assumptions, conversion to new valuation system and market performance

(2)  In accordance with EITF04-5, reflects consolidation of property fund limited partnerships managed by Threadneedle and hedge fund partnerships managed by RiverSource

(3)  Variable annuity riders hedge impact excluding DAC unlocking, including $3 million loss on derivatives related to Lehman Brothers as disclosed in Securities Losses on page 46

(4)  Income Tax impact of finalizing prior period tax returns

Ameriprise Financial, Inc.

Unprecedented Credit Market Dislocation Impacts

Third Quarter 2008

	Consolidated
		Costs associated with
	Securities	RiverSource	Unaffiliated Money
(in millions, unaudited)	Losses(1)	2a-7 Fund (2)	Market Fund (3)	Total
Revenues
Management and financial advice fees	$—	$—	$—	$—
Distribution fees	—	—	(12)	(12)
Net investment income	—	—	—	—
Realized Losses	(317)	—	—	(317)
Other	(5)	(11)	—	(16)
Premiums	—	—	—	—
Other revenues	—		—	—
Total revenues	(322)	(11)	(12)	(345)
Banking and deposit interest expense	—	—	—	—
Total net revenues	(322)	(11)	(12)	(345)

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	—	—	—
Benefits, claims, losses and settlement expenses	5	—	—	5
Amortization of deferred acquisition costs	—	—	—	—
Interest and debt expense	—	—	—	—
General and administrative expense	—	77	36	113
Total expenses	5	77	36	118
Pretax income (loss)	$(327)	$(88)	$(48)	$(463)

Tax Effected at 35%	$(213)	$(57)	$(31)	$(301)

(1) Credit market losses, as detailed in our Q3 2008 earnings release

(2) Expenses to support $1 Net Asset Value of RiverSource money market funds that held Lehman Brothers commercial paper

(3) Expenses related to unaffiliated money market funds, including client support and write-offs of related receivables

Ameriprise Financial, Inc.

Disclosed  Items

Fourth Quarter 2007

	A&WM	Asset Management		Annuities			Protection				Corporate
(in millions, unaudited)	Increased Reserves (1)	Wachovia (2)	EITF 04-5 (3)	VIE (4)	DAC/DSIC (5)	Investment Gains (6)	Investment Gains (6)	Increased Reserves (1)	DAC/DSIC (5)	VIE (4)	Increased Reserves (1)	Consolidated
Revenues
Management and financial advice fees	$—	$—	$(1)	$—	$—	$—	$—	$—	$—	$—	$—	$(1)
Distribution fees	—	—		—	—	—	—	—	—	—	—	—
Net investment income	—	—	1	—	—	15	3	—	—	—	—	19
Premiums	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	—	25	(30)	49	—	—	—	—	—	19	—	63
Total revenues	—	25	(30)	49	—	15	3	—	—	19	—	81
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	—	25	(30)	49	—	15	3	—	—	19	—	81

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	7	—	—	—	1	—	—	8
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	21	—	(30)	—	—	—	—	5	—	—	14	10
Total expenses	21	—	(30)	—	7	—	—	5	1	—	14	18
Pretax income	$(21)	$25	$—	$49	$(7)	$15	$3	$(5)	$(1)	$19	$(14)	$63

(1)       Increased reserves related to legal and regulatory and other contingencies

(2)       Additional proceeds from the 2006 sale of our defined contribution recordkeeping business

(3)       In accordance with EITF 04-5, reflects consolidation of property fund limited partnerships managed by Threadneedle and hedge fund limited partnerships managed by RiverSource

(4)       Additional gains associated with the deconsolidation of a variable interest entity

(5)       Market impact on DAC and DSIC

(6)       Pretax realized net investment gains and (losses)

Exhibit D

Statistical Supplement Package

(unaudited)

Fourth Quarter 2008

Prior Statistical Supplement Reconciliation Tables

Ameriprise Financial, Inc.

Reconciliation of Adjustments Affecting Historical Statistical Supplement Presentations

(in millions unless otherwise noted, unaudited)	4 Qtr 2007	1 Qtr 2008	2 Qtr 2008	3 Qtr 2008
Domestic Managed Assets (1)
Balances - as previously reported
Managed assets - external clients	$224,070	$207,119	$201,021	$168,232
Domestic managed assets	157,865	148,637	144,951	130,745
Domestic net flows	$(2,236)	$(2,592)	$(2,460)	$(5,332)

Balances - current presentation
Managed assets - external clients	$222,484	$205,504	$199,273	$166,227
Domestic managed assets	156,279	147,022	143,203	128,740
Domestic net flows	$(2,220)	$(2,621)	$(2,593)	$(5,589)

Advisor Retention (2)
Employee - as previously reported	58.9%	59.1%	59.6%	60.6%
Employee - current presentation	62.3%	60.8%	62.0%	62.8%

(1)     Prior period balances were restated to remove cash balances where fees were not earned.  See pages 13 and 15.

(2)     Change in calculation to align metric.  See page 11.